UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust
(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio  45247
(Address of principal executive offices)    (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio  45247
(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 661-3100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Report
December 31, 2008

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Dynamic Growth Fund
t	Johnson Disciplined Large-Cap Fund
t	Johnson Disciplined Mid-Cap Fund
t	Johnson Disciplined Small-Cap Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Investment Adviser:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS
December 31, 2008

OUR MESSAGE TO YOU

February 15, 2009

Dear Shareholder,

We are pleased to present the Johnson Mutual Funds Trust (the “Funds”) 2008 Annual Report. On the next several pages is commentary on each of the Funds for the year, as well as longer term performance as compared to the appropriate indices. The remainder of the report provides the holdings of each Johnson Mutual Fund along with other audited financial data and notes.

The following table shows how the Johnson Mutual Funds performed for 2008*

2008 was an extremely difficult year for investors. The Funds were performing very well through mid-year and then the bottom dropped out of the stock market in the fall. The effects of the recession and financial crisis were felt across all industries and around the globe. Investors worldwide experienced large declines, and there were almost no areas of the markets in which to hide. Unprecedented volatility that began in the second half of 2007 continued throughout 2008, achieving record highs in the second half of the year. In the end the S&P 500 returned its worst calendar year performance since the 1930’s. Continued problems in the credit markets brought the U.S. and global financial system to the brink of collapse. The availability of credit was not only reduced, but became non-existent in the second half of 2008 and is now gradually beginning to improve. The bond market had a difficult year as investors fled non-treasury bonds, especially lower quality issuers, to purchase treasury bonds. However, after a two month rally at the end of the year by higher quality bonds, the market returned to positive territory for 2008.

Responding to these negative indicators, governments worldwide attempted to mitigate the downward spiral by bailing out companies deemed to be in need of outside assistance. Stimulus plans were also debated and implemented in various countries in an effort to jump start their economies. In the U.S., the federal government intervened in a number of ways, and there was much debate as to the justification and effectiveness of these actions. The first half of the $700 billion Troubled Asset Relief Program (TARP) was distributed in 2008, and in addition Congress and the new administration are debating how their stimulus package may create jobs, reverse the negative tide of the U.S. economy, and strengthen the critical financial system. The Treasury Department and Federal Reserve have implemented and are considering additional aggressive policies in response to the challenges facing our economy and markets.

*	The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current for the most recent month end, please call 1-800-541-0170.

OUR MESSAGE TO YOU

Looking forward to 2009, there are many reasons long term investors should be encouraged. In the near term there will be more negative economic news, and a turnaround will be a few quarters into the future. However, government stimulus combined with the forces of capitalism and free enterprise will gradually provide stability for credit markets and lead a return to economic growth. But the problems are structural as well as worldwide, and they will not be over fast. History has shown that the stock market tends to be one of the first indicators of an economic turnaround, leading the broader economy by about 6-9 months. The U.S. has been in a recession since December of 2007, and we believe that the stock market is becoming attractively priced at levels that reflect the damage of the recession. The near term will continue to be volatile, and attempting to predict where the market will ultimately bottom out is a fruitless exercise. But now there is no reason to abandon the stock market, as there are many securities across various sectors and around the world that are poised for a rebound and reflect good value.

As always, we encourage investors to remain focused on the long-term and not the emotions elicited by the large daily swings of the stock markets and the negative headlines in the media. We appreciate the confidence that you have placed in us to serve your investment needs. Please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions. Thank you.

Best regards,

Timothy E. Johnson, President
Johnson Mutual Funds

JOHNSON EQUITY INCOME FUND
Performance Review – December 31, 2008

The Johnson Equity Income Fund declined 28.75% in 2008. This compares favorably to the 37.00% decline in the Standard & Poor’s 500 Index. The S&P 500 total return decline in 2008 marked the worst second annual decline in U.S. history, eclipsed only by 1931 (-43.3%); at its lowest point in November 2008, the S&P 500 was down in excess of 50%.

Entering 2008 we had positioned the Fund defensively focusing on higher quality companies with strong balance sheets that have the ability to internally generate cash. The Fund also carried overweights in the traditionally defensive Consumer Staples, Health Care, and Utilities sectors throughout the year. Both sector allocations and stock selection contributed to the Fund’s outperformance with an estimated 200 basis points of outperformance attributed to sector allocations and over 600 basis points attributable to stock selection. In underestimating the severity and depth of the impact of the financial crisis on the global economy, we maintained meaningful exposure to the Energy and Industrials sectors and increased the Fund’s allocation to the Materials sector in the third quarter, all of which proved to be detrimental to performance. Chesapeake Energy, Schlumberger, and Freeport-McMoran were significant underperformers as commodity prices plummeted due to the rapidly decelerating global economy. We continue to hold these companies as we believe the longer-term underlying fundamentals for oil, natural gas, and copper are positive.

The positioning of the portfolio for 2009 has shifted to be less defensive on the view that investors are being paid to take risk in the current environment. We are finding compelling values broadly across sectors, with market valuations not seen in almost two decades. The news in 2009 will be terrible in terms of various economic statistics and increasing numbers of corporate bankruptcies, but we believe that this is now widely recognized in the markets and valuations to a significant extent have adjusted to these realities. While companies’ short-term earnings streams are currently in the midst of the second year of a significant decline, the value of any company is based on the longer-term earnings stream, which we believe is being meaningfully undervalued in the marketplace for many companies due to panic and fear. The economy is going through the painful process of deleveraging and the reallocation of capital to more productive areas of the economy. We will continue to seek out companies that demonstrate the ability to earn above-average returns on your capital while minimizing the risk of the return of your capital and achieve this without having to take on significant leverage.

The Johnson Equity Income Fund’s investment objective is to invest in a diversified portfolio consisting mainly of common stocks of high-quality large-sized companies that primarily seeks to protect and secondarily enhance the purchasing power of capital over the long-term. The Fund is managed to have lower volatility than the Standard & Poor’s 500 Index over a full market cycle. We seek to achieve this by investing in solid business franchises that currently pay, or have the ability to pay, above average dividend yields and which trade at attractive valuations. The Fund generally will have a lower valuation and standard deviation than the overall market and a higher dividend yield. The Fund has a total return focus seeking above-average dividend income plus long-term capital appreciation.

Average Annual Total Returns As of December 31, 2008
	Equity Income Fund	S&P 500 Index
One Year	-28.75%	-37.00%
Since Inception*	-2.51%	-8.35%

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – December 31, 2008

The Johnson Growth Fund declined 35.41% in 2008. This compares favorably to the 37.00% decline in the Standard & Poor’s 500 Index. The S&P 500’s decline in 2008 marked the second worst annual decline in U.S. history, eclipsed only by 1931.

Similar to 2007, the year was characterized by huge changes in sector leadership. Through the first half of 2008, materials and energy stocks dramatically outperformed the market as commodity prices surged higher. As it became apparent the global economic situation was worsening, stock in cyclical industries and sectors were sold aggressively by investors, and stocks that were deemed more stable started to outperform. Volatility reached record levels as a result of the failure of Lehman Brothers and other financial giants, such as AIG, Fannie Mae and Bear Stearns.

Once again, there were large disparities in sector performance in 2008-despite all sectors showing negative returns for the year. As an encore to 2007, the Finance sector again turned in the worst performance as credit markets “froze” in the latter part of the year following the industry failures noted above. As a result, the Finance sector lost 55% in 2008 and is now down 64% over the trailing two year period. The best performing sector was Consumer Staples, which lost “only” 15%. Staples stocks benefitted from higher earnings driven largely by price increases and by their relatively recession resistant stream of revenues and earnings.

Both sector allocations and stock selection contributed to the Fund’s relative outperformance for the year. Through most of the year, the Fund had a significant underweight in Finance and was overweight in Consumer Staples and Healthcare. These allocations were additive to performance. The Fund was overweight in the Energy, Materials and Industrial sectors for a large part of the year. These allocations were detrimental to performance. Although not helpful in 2008, we still believe longer-term underlying fundamentals for many of the energy, materials and industrial stocks remain positive.

Going forward, we expect global economic conditions to begin to improve-probably late in 2009. Bad economic news and dramatically lower earnings are being factored into stock prices. Given the current environment of panic and fear, we are finding many stocks and industries attractively valued. We plan on continuing to find and own those companies that we feel are well positioned to provide long-term outperformance despite the global economic conditions.

Average Annual Total Returns As of December 31, 2008
	Growth Fund	S&P 500 Index
One Year	-35.41%	-37.00%
Three Years	-7.04%	-8.35%
Five Years	-1.53%	-2.19%
Ten Years	-3.62%	-1.38%

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DYNAMIC GROWTH FUND
Performance Review – December 31, 2008

The Johnson Dynamic Growth Fund declined 42.13% in 2008, compared to the 38.44% decline in the Russell 1000 Growth Index.

In 2008, large cap growth stocks underperformed large cap value stocks. This is the seventh time in eight years growth has underperformed value. Owning stocks in the right sectors was a key to performance for the year, as only three of ten sectors within the Russell 1000 Index — Consumer Discretion, Consumer Staples and Health Care — outperformed the Index. Similar to 2007, the Fund experienced two distinct periods of relative performance. Through the first half of 2008, the Fund was outperforming the Russell 1000 Growth Index by more than 800 basis points on the strength of our holdings in the Consumer Discretion, Energy, Health Care and Materials sectors. In the second half of the year, the credit crisis led to a large sell off in cyclical stocks and industries, and the Fund underperformed its Index by just under 1200 basis points.

All sectors in the Index and in the Fund showed negative absolute returns for the year. The best performing sectors in the Index were Consumer Staples (down 16.3%) and Health Care (down 25.1%). Stocks in both of these sectors tend to have fairly stable revenues and earnings during economic recessions. The Fund was underweight in Consumer Staples and overweight in Health Care during the year. The worst performing sectors in the Index were Finance (down 52.6%), Energy (down 49.5%) and Materials (down 46.1%). The Fund was underweight in Finance until very late in the year, but we were overweight in Energy and Materials the entire year.

Going forward, we expect the market to remain focused on what has possibly become the weakest economy since the 1930s. Therefore, investments made in higher growth companies will remain volatile. Due to continued bad economic news, valuations of companies that can provide attractive long-term growth opportunities have become very attractive.

Average Annual Total Returns As of December 31, 2008
	Dynamic Growth Fund	Russell 1000 Growth Index
One Year	-42.13%	-38.44%
Since Inception*	-11.60%	-9.11%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Dynamic Growth Fund and the primary assets are stocks of small-, mid- and large-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 1000 Growth Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 1000 Growth Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED LARGE-CAP FUND
Performance Review – December 31, 2008

The Johnson Disciplined Large-Cap Fund had a total return of -43.27% in 2008. This trailed the S&P 500 Index’s -37.00% return. It was the stock market’s worst annual return since 1931. The Fund’s cyclical positioning led to poor performance in the second half of the year as economic activity contracted and risk aversion increased. The Fund’s holdings in Industrials and Materials were particularly disappointing, and smaller relative exposure to defensive areas, such as Consumer Staples, contributed to lagging the benchmark.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Through the first half of 2008, this approach worked well. However, in the second half of the year, major dislocations in the credit markets spilled over into equity markets, and the global economy began to contract. These occurrences also triggered massive deleveraging and heavy redemption activity in the hedge fund industry, helping to create a market environment of high volatility, forced selling and illiquidity. These forces compromised the effectiveness of many of the quantitative factors that the Fund employs, particularly in the third quarter, where the Fund’s factor inputs experienced an unprecedented amount of negative alpha.

Some of the Fund’s worst performers were stocks of high expectation, pro-cyclical stocks with falling earnings expectations in the face of a global economic slowdown, such as Freeport-McMoran Copper & Gold, Cummins, and Prologis. Finance sector holdings were also among some of the Fund’s biggest decliners, including MGIC Investment and Assurant. Most of the top winners for the year include stocks that were sold prior to the market’s second half meltdown, such as Chesapeake Energy and Teco Energy, which were sold in June. Also, some stocks that were purchased later in the year, such as Archer Daniels Midland and Apollo Group, benefitted from a bounce back rally in the market near the end of the year.

This bear market has left investors with few places to hide, and most diversified equity mutual funds experienced their worst annual return in their history. Governments around the world have already undertaken massive stimulus plans to address the global financial crisis, but before a more confident market outlook could be had, we still need to see some sustained stabilization in the credit markets. As this occurs, we would expect improved liquidity and a return to normal volatility. This would allow more orderly hedge fund liquidations and embolden investors to take advantage of some extreme valuation inefficiencies that have developed. The Fund’s approach would likely benefit tremendously from such a shift, and we have started to see signs in the past couple of months that this may be starting to occur. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of December 31, 2008
	Disciplined Large-Cap Fund	S&P 500 Index
One Year	-43.27%	-37.00%
Since Inception*	-13.57%	-8.35%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Large-Cap Fund and the primary assets are stocks of larger sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED MID-CAP FUND
Performance Review – December 31, 2008

The Johnson Disciplined Mid-Cap Fund had a total return of -49.07% in 2008. This trailed the Russell MidCap Index’s -41.46% return. It was the stock market’s worst annual return since 1931. The Fund’s cyclical positioning led to poor performance in the second half of the year as economic activity contracted and risk aversion increased. The Fund’s large position in Energy was a key negative contributor, and a pro-cyclical composition in Materials, Industrials, and Technology proved to be too aggressive in a risk-averse market environment.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Through the first half of 2008, this approach worked well. However, in the second half of the year, major dislocations in the credit markets spilled over into equity markets, and the global economy began to contract. These occurrences also triggered massive deleveraging and heavy redemption activity in the hedge fund industry, helping to create a market environment of high volatility, forced selling, and illiquidity. These forces compromised the effectiveness of many of the quantitative factors that the Fund employs, particularly in the third quarter, where the Fund’s factor inputs experienced an unprecedented amount of negative alpha.

Some of the Fund’s worst performers were stocks of high expectation, pro-cyclical stocks with falling earnings expectations in the face of a global economic slowdown, such as Western Digital, Cummins, and Manitowoc. Energy stock holdings, a large position for the Fund, generally had good first half of the year returns, but quickly retreated in the second half, as oil prices fell from over $145 per barrel in July to as low as $30 per barrel in December. Some winners for the year included acquisition targets Millennium Pharmaceuticals and Philadelphia Consolidated Holdings. Also, some stocks that were purchased later in the year, such as Camden Property Trust and Silicon Laboratories, benefitted from a bounce back rally in the market near the end of the year.

This bear market has left investors with few places to hide, and most diversified equity mutual funds experienced their worst annual return in their history. Governments around the world have already undertaken massive stimulus plans to address the global financial crisis, but before a more confident market outlook could be had, we still need to see some sustained stabilization in the credit markets. As this occurs, we would expect improved liquidity and a return to normal volatility. This would allow more orderly hedge fund liquidations and embolden investors to take advantage of some extreme valuation inefficiencies that have developed. The Fund’s approach would likely benefit tremendously from such a shift, and we have started to see signs in the past couple of months that this may be starting to occur. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of December 31, 2008
	Disciplined Mid-Cap Fund	Russell MidCap Index	S&P MidCap Index
One Year	-49.07%	-41.46%	-36.23%
Three Years	-15.25%	-10.68%	-8.75%
Five Years	-3.89%	-0.71%	-0.09%
Ten Years	-1.24%	3.19%	4.45%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund and the primary assets are stocks of medium sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Indices’ share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P MidCap Index or the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED SMALL-CAP FUND
Performance Review – December 31, 2008

The Johnson Disciplined Small-Cap Fund had a total return of -46.17% in 2008. This trailed the Russell 2000 Index’s -33.79% return. It was the stock market’s worst annual return since 1931. The Fund’s cyclical positioning led to poor performance in the second half of the year as economic activity contracted and risk aversion increased. The Fund’s holdings in Industrials and Financials were particularly disappointing, sharply impacted by a severe global credit crisis and earnings declines.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Typically a balanced approach allows the Fund to capitalize on what factors are working without relying heavily on any one factor. However, in the second half of 2008, one theme seemed to dominate – risk aversion. Major dislocations in the credit markets spilled over into equity markets, and the global economy began to contract. These occurrences also triggered massive deleveraging and heavy redemption activity in the hedge fund industry, helping to create a market environment of high volatility, forced selling, and illiquidity. These forces compromised the effectiveness of many of the quantitative factors that the Fund employs, particularly in the third quarter, where the Fund’s factor inputs experienced an unprecedented amount of negative alpha.

Some of the Fund’s worst performers were stocks of high expectation, pro-cyclical stocks with falling earnings expectations in the face of a global economic slowdown, such as Anadigics, Metalico, and Amkor Technology. Energy stock holdings, such as Crosstex Energy and Gulfport Energy, plunged in the second half of the year, as oil prices fell from over $145 per barrel in July to as low as $30 per barrel in December. The top performer for the year was Crawford & Company, a claims service provider to insurance companies, up 250% for the year. Other winners were in the Health Care sector, including Questcor Pharmaceuticals and Emergent Biosolution.

This bear market has left investors with few places to hide, and most diversified equity mutual funds experienced their worst annual return in their history. Governments around the world have already undertaken massive stimulus plans to address a global financial crisis, but before a more confident market outlook could be had, we still need to see some sustained stabilization in the credit markets. As this occurs, we would expect improved liquidity and a return to normal volatility. This would allow more orderly hedge fund liquidations and embolden investors to take advantage of some extreme valuation inefficiencies that have developed. The Fund’s approach would likely benefit tremendously from such a shift, and we have started to see signs in the past couple of months that this may be starting to occur. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of December 31, 2008
	Disciplined Small-Cap Fund	Russell 2000 Index
One Year	-46.17%	-33.79%
Since Inception*	-17.17%	-8.29%

*	Fund Inception was December 31, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Small-Cap Fund and the primary assets are stocks of small-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 2000 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – December 31, 2008

The Johnson Realty Fund posted a rate of return of -38.47% for the period ending December 31, 2008 compared to a return of -37.73% for the National Association of Real Estate Investment Trusts index (NAREIT Index). Real Estate Investment Trusts (REITs) have now posted two consecutive years of negative returns. REITs exhibited well above normal volatility in the second half of 2008 and especially in the fourth quarter. The NAREIT index declined 38.8% in the fourth quarter after rallying 5.55% in the third quarter. The S&P 500 experienced a 37% decline in value for 2008. The S&P 500’s negative returns were lead by Financials, which were down over 55%. REITs are classified as Financials in the S&P, but posted much better relative returns.

Real assets typically attract investors during times of stress. REITs own real assets but concern over the leverage inherent in these companies and fear that the cost of borrowing may increase or go away altogether, negatively impacted this market. This combined with the dramatic downturn in the economy, which will have an appreciable impact on rental and lease income for properties, resulted in the continuation of negative investment returns for the REIT space. The most economically sensitive areas of the REIT market are Lodging, Retail and Office/Industrial companies. These three areas posted the worst performance in the index, down 60%, 50.3% and 48.4% respectfully.

The Johnson Realty Fund was exposed to all property sectors for the year. This diversified approach allows some reduction in risk as various property types exhibit different sensitivities to current economic conditions. Security selection and property type allocation both contributed to the Fund’s mild underperformance. The Fund remained overweight in Residential properties, which was the third best performing area at down 24.9%. The portfolio was also overweight in Retail and Office properties for the year, which provided some relative underperformance for the portfolio. In addition, the two best performing property types were Health Care and Self Storage. The Fund was underweight in both of these groups.

REITs’ short term correlation to other equities increased in 2008 as all equity-like securities experienced significant sell-offs. Longer term, REITs still have lower correlation to other asset classes, which provides portfolio diversification benefits. Fundamentally REITs are still facing a strong headwind as the economy slows. This will result in vacancies increasing, development remaining non-existent and the ability to access additional capital very difficult. On the positive side, valuations look more attractive, once again returning back toward their net asset values. Dividend yields are high at 7.5%, but you need to be selective as the risk remains that some may be cut. The market will remain volatile until we see stabilization in the credit markets and the economy in general. We believe that the Realty Fund’s diversified approach to the real estate market will continue to provide investors with asset class like returns.

Average Annual Total Returns As of December 31, 2008
	Realty Fund	NAREIT Index
One Year	-38.47%	-37.73%
Three Year	-12.08%	-10.83%
Five Years	-0.03%	0.91%
Ten Years	5.98%	7.42%

Long-term capital growth and above average income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – December 31, 2008

No performance data provided. Fund inception was December 8, 2008.

JOHNSON FIXED INCOME FUND
Performance Review – December 31, 2008

The Johnson Fixed Income Fund provided solid returns for 2008 in a year of record volatility in stocks and lower quality bonds. The Fund provided a 6.23% total return for the year compared to 5.08% for the Barclays Capital Intermediate Government Credit Index*. The performance of the Fund also compared very favorably to the -4.5% average decline in the Lipper Intermediate Bond** category.

The year was marked by a substantial increase in risk and liquidity premiums across the capital markets. Fear gripped the market as bail-outs, bankruptcies and defaults were a near daily occurrence in the September and October period. Avoiding these pitfalls and having a thorough understanding of the fundamentals of the bonds owned in the portfolio were critical determinants of performance during the year. The average performance of the Lipper Intermediate Bond category (-4.5%) is a testament to the fact that many managers did not fully grasp the risk inherent in their funds. The substantial price decline for lower quality corporate bonds and non-agency mortgage-backed securities came as a shock to many.

Additional positive influences on our performance for the year were maturity structure and high quality issue selection. The Fund’s maturity structure added to performance with its longer than benchmark duration and emphasis on intermediate maturities. Even though our overweight to corporate bonds and underweight to Treasury bonds detracted somewhat from performance, the higher relative credit quality and superior issuer selection of our holdings was helpful. Each security in the Fund is rated investment grade by the credit rating agencies and 98% of the Fund is rated “A” or higher as indicated by the Quality Allocation Chart on this page.

We expect the difficult economic environment to continue for much of 2009. Our expectation is for interest rates to remain low and for defaults to escalate. However, many of the negative aspects of the current environment are already reflected in historically wide corporate yield spreads. As we approach year-end and the economy can begin to improve, we expect some stabilization in interest rates and a return to more normal yield relationships. Our portfolios are positioned to capitalize on this environment with a substantial allocation to high-quality corporate bonds.

Average Annual Total Returns As of December 31, 2008
	Fixed Income Fund	Barclays Capital Int. G/C Index*
One Year	6.23%	5.08%
Three Years	5.44%	5.51%
Five Years	4.13%	4.21%
Ten Years	4.58%	5.43%

*	The Barclays Capital Intermediate Government Credit Index was previously known as the Lehman Brothers Intermediate Government Credit Index.
**	The Lipper Intermediate Investment Grade category represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. An individual cannot invest directly in an index.

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Capital Intermediate Government Credit Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – December 31, 2008

The Johnson Municipal Income Fund provided a 3.96% total return for 2008 compared to 5.78% for the Barclays Capital 5-Year General Obligation Index.* The return of the Fund compared very favorably to the -1.3% decline for the Lipper average in the Intermediate Municipal Debt Funds category.** While our emphasis on high-quality municipal securities allowed the Fund to beat the Lipper average, the Barclays Capital 5-Year General Obligation Index proved challenging to outpace. The municipal yield curve steepened substantially, favoring the compact maturity structure of the 5-Year Index over the more dispersed maturity structure of the Fund.

The financial crisis and deepening economic recession weighed heavily on the municipal market at times during 2008. The economic turmoil caused deterioration in the revenue stream for most municipalities. The headlines were filled with examples of municipalities facing substantial budget cuts in order to meet the challenges of the current economy. In addition, poor underwriting standards by the municipal guarantors caused municipal insurance to become virtually worthless during the year. These insurers, such as Ambac, FGIC and MBIA, regularly guarantee the principal and interest payments of municipalities. As losses mounted at these insurers related to mortgage-backed securities, the municipal market became concerned that these losses would prevent the municipal guarantors from honoring their commitment on municipal bonds. Thus, the principal and interest on municipal securities would solely rely on the underlying municipalities’ ability to pay.

The Fund has never purchased a security relying on the credit ratings of the ratings agencies or relying on municipal insurance for repayment. The Fund always considers the fundamental credit quality of each issuer to determine the relative value of a municipal investment. Therefore, we are confident that the investments in the Fund are sound regardless of the availability of municipal insurance. Additionally, we believe the holdings of the Fund have the fundamentals to withstand the economic challenges facing the issuers in the current environment. The Quality Allocation Chart on this page depicts the credit ratings of the Fund's holdings, using the lower of either Moodys or Standard and Poors. Each security in the Fund is rated investment grade.

We believe the Fund is well positioned relative to the Index and competitors in 2009. Our high quality emphasis and attention to underlying fundamentals of the issuers should help the Fund outperform as the substantial recession causes problems for weaker issuers. Also, the Fund's longer maturity structure than that of the Index should be beneficial as municipal yields drop back into alignment with their normal relationship to Treasury yields. These two factors should combine to drive outperformance during the year.

Average Annual Total Returns As of December 31, 2008
	Municipal Income Fund	Barclays Capital 5 Year G.O. Index
One Year	3.96%	5.78%
Three Years	3.74%	4.76%
Five Years	2.85%	3.65%
Ten Years	3.67%	4.55%

*	The Barclays Capital 5-Year General Obligation Index was previously known as the Lehman 5-Year General Obligation Index.
**	The average of the Lipper Intermediate Municipal Debt Funds category represents the average of the total returns of the funds in the indicated category, as defined by Lipper, Inc.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of December 31, 2008

Common Stocks	Shares	Market Value
Air Products and Chemicals, Inc.	21,850	1,098,399
Freeport McMoran Copper & Gold	52,100	1,273,324
Total For Materials: 6.7%		$2,371,723
Emerson Electric Company	37,790	1,383,492
General Electric Company	78,640	1,273,968
ITT Corporation	15,130	695,829
3M Company	11,145	641,283
United Parcel Service – Class B	19,110	1,054,108
Total For Industrials: 14.4%		$5,048,680
AT&T Incorporated	24,000	684,000
Verizon Communications	18,830	638,337
Total For Telecomm Services: 3.8%		$1,322,337
Kellogg Company	15,200	666,520
Kimberly-Clark Corporation	12,090	637,627
Nestle SA Sponsored ADR**	17,800	706,660
Pepsico, Incorporated	11,985	656,418
Procter & Gamble Company	20,960	1,295,747
Safeway Incorporated	42,000	998,340
Total For Consumer Staples: 14.1%		$4,961,312
Comcast Corporation Class A Special	45,050	727,557
Staples, Inc.	29,850	534,912
Target Corporation	20,623	712,112
Total For Consumer Discretionary: 5.6%		$1,974,581
Chesapeake Energy Corporation	77,545	1,253,903
Conocophillips	13,845	717,171
Chevron Corporation	14,135	1,045,566
Spectra Energy Corporation	65,400	1,029,396
Schlumberger Ltd.	26,220	1,109,893
Total For Energy: 14.7%		$5,155,929
Aflac Incorporated	12,430	569,791
Allstate Corporation	23,785	779,197
Bank of New York Mellon Corp	37,616	1,065,661
Cincinnati Financial Corporation	24,650	716,575
PNC Financial Services Group, Inc.	15,100	739,900
Prudential Financial, Inc.	20,860	631,224
T. Rowe Price Group	19,000	673,360
Total For Financial Services: 14.7%		$5,175,708
Abbott Laboratories	18,090	965,463
Becton, Dickinson and Company	10,370	709,204
Bristol-Myers Squibb Company	26,800	623,100
Novartis AG-ADR**	20,260	1,008,138
Roche Holdings Limited – ADR**	13,480	1,031,894
Total For Health Care: 12.3%		$4,337,799
Adobe Systems Inc*	29,700	632,313
Cisco Systems, Inc.*	38,245	623,394
Microsoft Corporation	34,485	670,388
Total For Information Technology: 5.5%		$1,926,095
Dominion Resources	19,260	690,278
FPL Group, Inc.	27,600	1,389,108
Total For Utilities: 5.9%		$2,079,386
Total Common Stocks: 97.7%		$34,353,550
(Common Stock Identified Cost $39,905,876)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.01% yield ***		759,913
Total Cash Equivalents: 2.2%		$759,913
(Cash Equivalents Identified Cost $759,913)
Total Portfolio Value: 99.9%		$35,113,463
(Total Portfolio Identified Cost $40,665,789)
Other Assets Less Liabilities: 0.1%		31,351
Total Net Assets: 100.0%		$35,144,814
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the rate as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of December 31, 2008

Common Stocks	Shares	Market Value
Freeport McMoran Copper & Gold Class B	35,500	867,620
Monsanto Company	8,500	597,975
Total For Materials: 4.5%		$1,465,595
Caterpillar Tractor Company	15,500	692,385
Danaher Corporation	11,860	671,395
Emerson Electric Company	39,700	1,453,417
General Electric Company	67,090	1,086,858
Total For Industrials: 12.0%		$3,904,055
Kellogg Company	15,000	657,750
Kimberly-Clark Corporation	11,900	627,606
Nestle S A Sponsored ADR**	17,000	674,900
Pepsico, Incorporated	15,000	821,550
Procter & Gamble Company	25,300	1,564,046
Safeway	40,100	953,177
Total For Consumer Staples: 16.3%		$5,299,029
Comcast Corporation Class A Special	65,000	1,049,750
Gamestop Corporation Class A*	29,500	638,970
Target Corporation	16,600	573,198
Total For Consumer Discretionary: 6.9%		$2,261,918
Chesapeake Energy Corporation	67,500	1,091,474
Core Laboratories N.V.	11,200	670,432
Chevron Corporation	10,370	767,069
Transocean Inc.*	11,935	563,929
Schlumberger Ltd.	17,350	734,426
XTO Energy, Inc.	20,800	733,616
Total For Energy: 14.0%		$4,560,946
Aflac Incorporated	24,290	1,113,454
Bank Of New York Mellon Corp	34,385	974,127
JP Morgan Chase & Company	18,000	567,540
Principal Financial Group, Inc.	30,500	688,385
PNC Financial Services Group, Inc.	12,000	588,000
Total For Financial Services: 12.1%		$3,931,506
Becton, Dickinson and Company	12,900	882,231
Celgene Corp*	14,500	801,560
Covance, Inc.*	15,100	695,053
Gilead Sciences Inc*	23,400	1,196,676
Medco Health Solutions, Inc.*	16,200	678,942
Roche Holdings Limited – ADR**	14,820	1,134,471
Wellpoint Inc.*	17,500	737,275
Total For Health Care: 18.8%		$6,126,208
Adobe Systems Inc*	37,950	807,955
Akamai Technologies*	37,100	559,839
Cisco Systems, Inc.*	74,660	1,216,958
Google Inc. – Class A*	2,850	876,803
Microsoft Corporation	30,700	596,807
Total For Information Technology: 12.5%		$4,058,362
FPL Group	17,000	855,610
Total For Utilities: 2.6%		$855,610
Total Common Stocks: 99.7%		$32,463,229
(Common Stock Identified Cost $42,904,003)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.01% yield ***		211,446
Total Cash Equivalents: 0.6%		$211,446
(Cash Equivalents Identified Cost $211,446)
Total Portfolio Value: 100.3%		$32,674,675
(Total Portfolio Identified Cost $43,115,449)
Liabilities in Excess of Other Assets: (0.3%)		(115,198)
Total Net Assets: 100.0%		$32,559,477
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the rate as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

DYNAMIC GROWTH FUND
Portfolio of Investments as of December 31, 2008

Common Stocks	Shares	Market Value
Freeport McMoran Copper & Gold	7,200	175,968
Monsanto Company	3,200	225,120
Potash Corporation Of Saskatchewan Inc.**	2,530	185,247
Total For Materials: 6.7%		$586,335
General Cable*	10,220	180,792
Caterpillar Tractor Company	5,650	252,385
Foster Wheeler*	11,200	261,856
General Electric Company	14,700	238,140
Total For Industrials: 10.7%		$933,173
Nestle SA Sponsored ADR**	4,300	170,710
PepsiCo, Incorporated	3,800	208,126
Procter & Gamble Company	4,770	294,881
Total For Consumer Staples: 7.7%		$673,717
Chipotle Mexican Grill, Inc. Class A*	4,930	305,561
Comcast Corporation Class A Special	16,907	273,048
Gamestop Corporation Class A*	10,940	236,960
Total For Consumer Discretionary: 9.3%		$815,569
Chesapeake Energy Corporation	22,250	359,783
Core Laboratories N.V.	2,490	149,051
Schlumberger Ltd.	3,080	130,376
Transocean Inc.*	5,187	245,086
XTO Energy, Inc.	7,380	260,293
Total For Energy: 13.1%		$1,144,589
Aflac Incorporated	6,400	293,376
Bank Of New York Mellon Corp	8,296	235,026
Total For Financial Services: 6.1%		$528,402
Becton, Dickinson and Company	2,700	184,653
Celgene Corp*	3,880	214,486
Covance Inc.*	6,500	299,195
Gilead Sciences Inc*	7,100	363,094
Medco Health Solutions, Inc.*	4,150	173,926
Vertex Pharm*	6,125	186,078
Roche Holdings Limited – ADR**	2,450	187,548
Total For Health Care: 18.4%		$1,608,980
Apple Computer, Incorporated*	1,860	158,751
Adobe Systems Inc*	9,150	194,804
Akamai Technologies*	16,810	253,663
Google Inc. – Class A*	900	276,885
Broadcom Corp Class A*	14,515	246,320
Cisco Systems, Inc.*	15,160	247,108
Cognizant Technology Solutions Corporation*	12,940	233,696
Microsoft Corporation	8,580	166,795
MEMC Electronic Materials*	12,260	175,073
Total For Information Technology: 22.3%		$1,953,095
Total Common Stocks: 94.3%		$8,243,860
(Common Stock Identified Cost $12,733,839)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.01% yield ***		492,576
Total Cash Equivalents: 5.6%		$492,576
(Cash Equivalents Identified Cost $492,576)
Total Portfolio Value: 99.9%		$8,736,436
(Total Portfolio Identified Cost $13,226,415)
Other Assets Less Liabilities: 0.1%		4,144
Total Net Assets: 100.0%		$8,740,580
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the rate as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED LARGE-CAP FUND
Portfolio of Investments as of December 31, 2008

Common Stocks	Shares	Market Value
International Paper Company	2,800	33,040
Total For Materials: 0.7%		$33,040
Burlington Northern Santa Fe Corporation	900	68,139
C.H. Robinson Worldwide, Inc.	900	49,527
CSX Corporation	1,500	48,705
Dover Corporation	2,400	79,008
Eaton Corporation	1,180	58,658
Fluor Corporation	1,800	80,766
General Dynamics Corporation	1,000	57,590
Goodrich (B.F.) Company	1,800	66,636
Honeywell International, Inc.	1,700	55,811
ITT Corporation	1,300	59,787
L-3 Communications Holdings Inc	1,080	79,682
Lockheed Martin Corporation	1,060	89,125
Southwest Airlines	5,100	43,962
Manitowoc Company, Inc.	3,600	31,176
Northrop Grumman	1,390	62,606
Parker Hannifin Corporation	2,085	88,696
Textron Incorporated	2,900	40,223
Union Pacific Corporation	1,100	52,580
Waste Management, Inc.	1,800	59,652
Total for Industrials: 24.9%		$1,172,329
Archer Daniels Midland Company	2,400	69,192
Avon Products, Inc.	1,400	33,642
Clorox Company	800	44,448
Costco Wholesale Corporation	1,000	52,500
Heinz (H.J.) Company	1,300	48,880
Kellogg Company	1,200	52,620
Kroger Company	3,700	97,717
Procter & Gamble Company	800	49,456
Tyson Foods Incorporated – Class A	5,000	43,800
Total For Consumer Staples: 10.4%		$492,255
Apollo Group Inc., Class A*	1,400	107,268
Comcast Corporation – Class A	3,500	59,080
Interpublic Group Of Companies*	9,900	39,204
Polo Ralph Lauren Corporation	1,400	63,574
Whirlpool Corporation	1,180	48,793
Total For Consumer Discretionary: 6.7%		$317,919
Apache Corporation	900	67,077
BJ Services Company	3,300	38,511
Peabody Energy Corporation	2,400	54,600
ConocoPhillips	1,100	56,980
Chevron Corporation	1,700	125,749
Ensco International, Inc.	2,000	56,780
Massey Energy Company	2,300	31,717
Marathon Oil Corp	1,900	51,984
Murphy Oil Corporation	1,300	57,655
Noble Corporation	2,300	50,807
Spectra Energy Corp.	3,400	53,516
Southwestern Energy Company*	2,000	57,940
Valero Energy Corporation	2,800	60,592
Williams Companies Inc	3,200	46,336
Exxon Mobile Corporation	2,900	231,507
Total For Energy: 22.1%		$1,041,751
Discover Financial	6,600	62,898
Hudson City Bancorp, Inc.	7,300	116,508
Host Hotels & Resorts, Inc. REIT	5,500	41,635
NYSE Euronext	1,600	43,808
Total For Financial Services: 5.6%		$264,849
Amerisourcebergen Corporation	2,120	75,599
Biogen Idec, Inc.*	1,800	85,734
Cardinal Health, Inc.	1,600	55,152
Intuitive Surgical, Inc.*	330	41,907
St. Jude Medical, Inc.*	2,400	79,104
Stryker Corporation	1,300	51,935
Tenet Healthcare*	16,000	18,400
Varian Medical Systems Incorporated*	1,700	59,568
Total For Health Care: 9.9%		$467,399
Apple Computer, Incorporated*	500	42,675
Automatic Data Processing	1,200	47,208
Amphenol Corporation – Class A	2,000	47,960
Broadcom Corp*	3,500	59,395

The accompanying notes are an integral part of these financial statements.

DISCIPLINED LARGE-CAP FUND
Portfolio of Investments as of December 31, 2008

Common Stocks	Shares	Market Value
Computer Sciences Corporation*	2,100	73,794
Jabil Circuit, Inc.	9,160	61,830
JDS Uniphase Corp*	7,900	28,835
Juniper Networks, Inc.*	3,400	59,534
Symantec Corporation*	4,200	56,784
Total For Information Technology: 10.1%		$478,015
Centerpoint Energy Incorporated	6,340	80,010
DTE Energy Co. (Formerly Detroit Edison)	1,500	53,505
Consolidated Edison Co. Of New York, Inc	2,000	77,860
Firstenergy Corporation	900	43,722
Southern Company	2,600	96,200
Questar Corporation	1,600	52,304
Total For Utilities: 8.6%		$403,601
Total Common Stocks: 99.0%		$4,671,158
(Common Stock Identified Cost $6,479,017)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.01% yield **		39,644
Total Cash Equivalents: 0.9%		$39,644
(Cash Equivalents Identified Cost $39,644)
Total Portfolio Value: 99.9%		$4,710,802
(Total Portfolio Identified Cost $6,518,661)
Other Assets Less Liabilities: 0.1%		2,875
Total Net Assets: 100.0%		$4,713,677
*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2008

Common Stocks	Shares	Market Value
Celanese Corporation Series A	13,200	164,076
Greif Brothers Corporation – Class A	9,200	307,556
Schnitzer Steel Industries, Inc.	7,800	293,670
Smurfit-Stone Container Corporation*	97,400	24,837
Total For Materials: 2.6%		$790,139
AGCO Corp*	10,400	245,336
Alexander & Baldwin, Inc.	10,000	250,600
The Brink's Company	7,800	209,664
General Cable*	17,000	300,730
Continental Airlines, Inc. – Class B*	23,500	424,410
Carlisle Corporation	14,200	293,940
Fluor Corporation	7,400	332,038
Gardner Denver*	19,200	448,128
Kansas City Southern Industries*	17,500	333,375
Manitowoc Company, Inc.	23,600	204,376
Parker Hannifin Corporation	16,500	701,910
The Shaw Group, Inc.*	10,600	216,982
SPX Corporation	7,500	304,125
Timken Company	16,200	318,006
Thomas & Betts Corporation*	11,500	276,230
Trinity Industries	20,700	326,232
Textron, Incorporated	13,400	185,858
URS*	13,500	550,395
Total For Industrials: 19.1%		$5,922,335
Bunge Limited	7,800	403,806
BJs Wholesale Club, Inc.*	18,500	633,810
Herbalife LTD.	11,300	244,984
PepsiAmericas	17,400	354,264
Total For Consumer Staples: 5.3%		$1,636,864
Big Lots, Inc.*	15,900	230,391
CTC Media, Inc.*	39,000	187,200
Discovery Communications, Incorporated*	16,700	236,472
Federal Mogul Corporation – Class A*	65,100	275,373
Interpublic Group of Companies*	51,900	205,524
Jarden*	19,000	218,500
LKQ*	21,500	250,690
Petsmart, Inc.	15,900	293,355
Panera Bread – Class A*	12,600	658,224
Polo Ralph Lauren Corporation	6,400	290,624
Whirlpool Corporation	5,700	235,695
Warner Music Group Corporation*	62,500	188,750
Total For Consumer Discretionary: 10.6%		$3,270,798
Arch Coal, Inc.	16,500	268,785
Alpha Natural Resources Incorporated*	8,600	139,234
Denbury Resources*	28,100	306,852
Encore Acquisition*	10,400	265,408
Ensco International, Inc.	15,700	445,723
Foundation Coal Holdings, Inc.	14,100	197,682
Helix Energy Solutions Group, Inc.*	17,300	125,252
Key Energy Services*	54,900	242,109
Quicksilver RSC*	22,500	125,325
Mariner Energy Inc.*	19,100	194,820
Massey Energy Company	24,200	333,718
Murphy Oil Corporation	7,200	319,320
Noble Corporation	13,200	291,588
Oil States International Inc.*	14,700	274,743
Overseas Shipholding Group, Incorporated	8,100	341,091
Plains Exploration & Production Company*	8,300	192,892
St Mary Land & Exploration	14,600	296,526
Superior Energy Services, Inc.*	23,000	366,390
Unit Corporation*	7,700	205,744
Whiting Petroleum Corporation*	8,000	267,680
W&T Offshore, Inc.	27,600	395,232
Cimarex Energy Company	8,600	230,308
Total For Energy: 18.9%		$5,826,422
Brandywine Realty Trust REIT	32,000	246,720
Camden Property Trust REIT	10,200	319,668
Discover Financial	27,900	265,887
Hudson City Bancorp, Inc.	51,500	821,940

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2008

Common Stocks	Shares	Market Value
HRPT Properties Trust REIT	61,600	207,592
MGIC Investment Corporation	124,600	433,608
Total For Financial Services: 7.4%		$2,295,415
Amerisourcebergen Corporation	20,000	713,200
Health Management Associates, Inc. – Class A*	107,000	191,530
Hill-Rom Holdings, Inc.	12,900	212,334
Sepracor, Inc.*	18,800	206,424
Techne Corporation	3,700	238,724
Varian Medical Systems Incorporated*	12,700	445,008
Total For Health Care: 6.5%		$2,007,220
Brocade Communications Systems, Inc.*	74,600	211,118
Computer Sciences Corporation*	12,800	449,792
Commscope*	20,200	313,908
Dolby Laboratories Inc. – Class A*	26,700	874,692
Integrated Device Technology Inc.*	54,300	304,623
Ingram Micro, Inc.*	30,900	413,751
Intersil Corporation – Class A	23,800	218,722
Jabil Circuit, Inc.	32,500	219,375
JDS Uniphase Corp*	88,200	321,930
Marvell Technology Group*	38,900	259,463
ON Semiconductor Corporation*	67,300	228,820
Silicon Laboratories*	11,900	294,882
Sohu.com*	7,300	345,582
Tech Data Corporation*	16,400	292,576
WebMD Health Corp. – Class A*	15,900	375,081
Western Digital Corporation*	58,500	669,825
Total For Information Technology: 18.7%		$5,794,140
Atmos Energy Corporation	22,700	537,990
Centerpoint Energy Incorporated	31,400	396,268
Alliant Energy Corporation (Formerly Interstate Energy Corporation)	14,500	423,110
MDU Resources Group, Incorporated	14,600	315,068
OGE Energy Corporation	8,900	229,442
Oneok, Inc.	12,700	369,824
Reliant Energy, Inc.*	66,000	381,480
UGI Corporation	20,700	505,494
Total For Utilities: 10.2%		$3,158,676
Total Common Stocks: 99.3%		$30,702,009
(Common Stock Identified Cost $47,988,655)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.01% yield **		229,744
Total Cash Equivalents: 0.8%		$229,744
(Cash Equivalents Identified Cost $229,744)
Total Portfolio Value: 100.1%		$30,931,753
(Total Portfolio Identified Cost $48,218,399)
Liabilities in Excess of Other Assets: (0.1)%		(21,130)
Total Net Assets: 100.0%		$30,910,623
*	Non-income producing security
**	Variable rate security, the coupon rate shown represents the rate as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of December 31, 2008

Common Stocks	Shares	Market Value
Bway Holding Company*	5,600	44,576
Calgon Carbon Corporation*	3,800	58,368
General Steel Holdings, Inc.*	7,800	30,732
Innophos Holdings	1,900	37,639
Quaker Chemical Corporation	2,300	37,835
Landec Corporation*	5,300	34,874
Shengda Tech, Inc.*	8,300	29,216
Schulman (A.) Inc.	3,700	62,900
Total For Materials: 6.2%		$336,140
Beacon Roofing Supply, Inc.*	5,400	74,952
Dynamic Materials Corporation	2,800	54,068
Commercial Vehicle*	25,400	23,622
DXP Enterprises, Inc.*	2,800	40,908
Emcor Group, Inc.*	2,800	62,804
Comfort Systems USA	4,600	49,036
Flow International Corporation*	9,600	23,232
Federal Signal Corporation	4,700	38,587
Graftech Int'l*	4,400	36,608
Chart Industries, Inc.*	2,200	23,386
Hawaaian Holdings, Inc.*	6,900	44,022
Horizon Lines Inc.	5,400	18,846
Hexcel Corporation*	4,900	36,211
Insteel Industries	4,000	45,160
Knoll, Inc.	4,100	36,982
LMI Aerospace, Inc.*	3,500	39,795
Metalico, Inc.*	9,800	15,190
Mastec, Inc.*	4,400	50,952
NCI Building Systems, Inc.*	2,400	39,120
Pacer Int'l	2,900	30,247
Regal-Beloit Corporation	1,600	60,784
Republic Airways Holdings*	3,200	34,144
Gibraltar Industries Inc.	5,500	65,670
Spherion Corporation*	9,300	20,553
TBS International Ltd. – Class A*	2,500	25,075
Waste Services, Inc.*	8,400	55,272
Total For Industrials: 19.4%		$1,045,226
American Oriental Bioengineering, Inc.*	7,900	53,641
Cal Maine Foods	2,000	57,400
Chiquita Brands International*	3,900	57,642
Calavo Growers, Inc.	4,000	46,000
Pantry Inc.*	5,300	113,685
Treehouse Foods, Inc.*	1,500	40,860
Zhongpin, Inc.*	5,400	64,800
Total For Consumer Staples: 8.1%		$434,028
Einstein Noah Restaurant Group, Inc.*	8,800	50,600
Blockbuster Inc. Class A*	26,000	32,760
Town Sports International Holdings, Inc.*	8,900	28,391
Core Mark Holding Company, Inc.*	2,300	49,496
Crown Media Holdings – Class A*	18,200	51,870
Citi Trends, Inc.*	3,500	51,520
DineEquity Inc.	3,100	35,836
1-800-Flowers.Com*	11,500	43,930
Fuel Systems Solutions, Inc.*	1,100	36,036
Fuqi International, Inc.*	6,600	41,316
Live Nation*	4,700	26,978
Martha Stewart Living Omnimedia, Inc. – Class A*	7,600	19,760
Overstock.com*	3,700	39,886
P.F. Chang's China Bistro, Inc.*	2,000	41,880
Spartan Motors, Inc.	13,100	61,963
Susser Holdings Corporation*	4,000	53,160
True Religion Apparel, Inc.*	2,900	36,076
Volcom, Inc.*	3,300	35,970
Total For Consumer Discretionary: 13.7%		$737,428
Williams Clayton Energy, Inc.*	2,100	95,424
Delek US Holdings, Inc.	7,600	40,204
Englobal Corporation*	10,600	34,450
Geokinetics Inc.*	7,900	19,513
Gulfport Energy Corporation*	5,200	20,540
Harvest Natural Resources*	5,300	22,790
Hornbeck Offshore Services, Inc.*	2,100	34,314
BMB Munai, Inc.*	31,300	43,507
McMoran Exploration Company*	3,200	31,360
Pioneer Drilling Company*	4,500	25,065
PHI Inc.*	2,900	40,629
Parker Drilling Company*	10,400	30,160
Rosetta Resources, Inc.*	3,500	24,780
Swift Energy Company*	1,700	28,577

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of December 31, 2008

Common Stocks	Shares	Market Value
Superior Well Services, Inc.*	3,100	31,000
Trico Marine Services, Inc.*	1,700	7,599
Knightsbridge Tankers LTD.	3,100	45,415
Willbros Group, Inc.*	3,400	28,798
Warren Resources*	5,100	10,149
Crosstex Energy Inc.	3,300	12,870
Total For Energy: 11.7%		$627,144
Agree Realty Corporation	2,300	41,699
Cardtronics, Inc.*	15,200	19,608
Cogdell Spencer, Inc. REIT	4,900	45,864
Education Realty Trust REIT	9,800	51,156
Entertainment Properties Trust REIT	1,500	44,700
Hersha Hospitality Trust REIT	7,200	21,600
Knight Capital Group, Inc. – Class A*	2,300	37,145
Oriental Financial Group	3,200	19,360
Sanders Morris Harris Group, Inc.	7,200	43,128
Medallion Financial Corporation	6,500	49,595
Total For Financial Services: 6.9%		$373,855
Alliance Imaging*	5,000	39,850
Cubist Pharmaceuticals, Inc.*	3,300	79,728
Cryolife, Inc.*	6,500	63,115
Cardiac Science Corporation*	5,100	38,250
Cyberonics*	2,400	39,768
Emergency Medical Services Corporation – Class A*	2,400	87,864
Facet Biotech Corporation*	740	7,097
Luminex Corporation*	1,800	38,448
Martek Biosciences Corporation*	1,900	57,589
PDL Biopharma Inc.*	3,700	22,866
Questcor Pharmaceuticals, Inc.*	12,600	117,306
Skilled Healthcare Group, Inc. – Class A*	3,700	31,228
Sun Healthcare Group, Inc.*	6,900	61,065
Total For Health Care: 12.7%		$684,174
Amkor Technology*	9,900	21,582
Ciber, Inc.*	8,700	41,847
Cogo Group, Inc.*	13,200	64,152
DTS Inc.*	2,100	38,535
Hackett Group, Inc.*	10,200	29,784
Igate	7,000	45,570
I2 Technologies, Inc.*	3,900	24,921
Interwoven*	4,300	54,180
Liquidity Services Inc.*	6,200	51,646
PC Mall, Inc.*	10,600	42,506
Multi-Fineline Elect*	4,600	53,774
Ness Technologies, Inc.*	7,500	32,100
OpenTV Corp – Class A*	53,800	66,174
PC-Tel*	7,500	49,275
Radisys*	5,800	32,074
Sanmina Corporation*	32,000	15,040
Sapient Corporation*	8,100	35,964
Skyworks Solutions, Inc.*	6,800	37,672
Tivo Inc.*	6,600	47,256
Technitrol Inc.	2,300	8,004
Telecommunications Systems, Inc. – Class A*	8,800	75,592
Take Two Interactive*	3,900	29,484
United Online	6,398	38,836
Ultratech*	2,600	31,096
Volterra Semiconductor*	3,800	27,170
Vistaprint Limited*	2,900	53,969
Web.com Group, Inc.	9,500	34,770
Total For Information Technology: 20.1%		$1,082,973
Central Vermont Public Services Corporation	2,200	52,491
Total For Utilities: 1.0%		$52,491
Total Common Stocks: 99.8%		$5,373,459
(Common Stock Identified Cost $7,375,312)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.01% yield **		4,734
Total Cash Equivalents: 0.1%		$4,734
(Cash Equivalents Identified Cost $4,734)
Total Portfolio Value: 99.9%		$5,378,193
(Total Portfolio Identified Cost $7,380,046)
Other Assets Less Liabilities: 0.1%		2,125
Total Net Assets: 100.0%		$5,380,318
*	Non-income producing security
**	Variable rate security, the coupon rate shown represents the rate as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2008

Real Estate Investment Trusts (REITs)	Shares	Market Value
Apartment Investment and Management, Co. – A	8,696	100,439
Avalon Bay Communities, Inc.	3,014	182,588
BRE Properties, Inc. Class A	3,500	97,930
Camden Property Trust	1,800	56,412
Cousins Properties Inc. REIT	4,000	55,400
Equity Residential Properties Trust	12,450	371,259
Essex Property Trust, Inc.	1,870	143,522
Home Properties of NY	2,000	81,200
United Dominion Realty Trust, Inc.	10,000	137,900
Total Apartments: 18.2%		$1,226,650
Lexington Corporate Properties Trust	6,000	30,000
Vornado Realty Trust	7,300	440,555
Total Diversified: 7.0%		$470,555
Health Care Property Investors	11,800	327,686
Health Care Reit	6,200	261,640
Total Health Care: 8.7%		$589,326
Host Hotels and Resorts	26,397	199,825
Health Care Realty Trust, Inc.	2,800	65,744
Senior Housing Properties Trust	13,000	232,960
Starwood Hotels & Resorts Worldwide, Inc.	2,600	46,540
Total Lodging and Hotels: 8.1%		$545,069
Plum Creek Timber Co., Inc.	8,000	277,920
Total Materials: 4.1%		$277,920
Alexandria Real Estate	3,000	181,020
AMB Property Corporation	5,700	133,494
Boston Properties, Inc.	6,675	367,125
Biomed Realty Trust	9,000	105,480
Duke Realty Corp.	9,860	108,065
Kilroy Realty Corporation	3,545	118,616
Liberty Property Trust	4,861	110,977
Prologis Trust	15,380	213,628
Total Office and Industrial: 19.9%		$1,338,405
CBL & Associates Properties	3,000	19,500
National Retail Properties Inc.	13,000	223,470
Developers Diversified Realty Corp	5,325	25,985
Equity One	7,000	123,900
Federal Realty Investment Trust	2,000	124,160
Kimco Realty Corporation	11,767	215,101
Macerich Company	3,330	60,473
Regency Centers Corporation	5,575	260,353
Simon Property Group, Inc.	7,483	397,572
SL Green Realty Corp	1,467	37,995
Weingarten Realty Investors	5,413	111,995
Total Retail: 23.7%		$1,600,504
Public Storage, Inc.	7,500	596,251
Total Storage: 8.8%		$596,251
Total REITs: 98.5%		$6,644,680
(REIT Identified Cost $5,992,689)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.01% yield *		52,781
Total Cash Equivalents: 0.8%		$52,781
(Cash Equivalents Identified Cost $52,781)
Total Portfolio Value: 99.3%		$6,697,461
(Total Portfolio Identified Cost $6,045,470)
Other Assets Less Liabilities: 0.7%		48,130
Total Net Assets: 100.0%		$6,745,591
*	Variable rate security, the coupon rate shown represents the rate as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2008

Common Stocks	Shares	Market Value
Anglo American PLC – Unsponsored ADR	1,430	16,617
Barrick Gold Corporation	270	9,928
Agrium Inc.*	590	20,137
BASF Se – Sponsored ADR	230	9,041
BHP Billiton PLC – ADR	220	8,488
BHP Billiton Ltd – Sponsored ADR	590	25,311
Cemex S.A. De C.V. – ADR	850	7,769
Goldcorp Inc.	310	9,774
Lafarge S.A. – Unsponsored ADR	540	8,327
Arcelormittal – NY Registered	320	7,642
Nitto Denko Corp – Unsponsored ADR	50	9,260
Nippon Steel Corporation – Unsponsored ADR	240	7,992
Posco*	110	8,277
Potash Corporation Of Saskatchewan Inc.	380	27,824
Companhia Vale Do Rio Doce – ADR	770	9,325
Syngenta Ag – ADR	230	9,002
Total For Materials: 11.0%		$194,714
Abb Ltd. ADR	600	9,006
Air France-KLM – ADR	570	7,507
BAE Systems PLC – Sponsored ADR	710	15,840
Komatsu Ltd – Sponsored ADR	340	17,357
Mitsui & Co., Ltd – ADR	50	10,250
Mitsubishi Corporation ADR	620	17,422
Koninklijke Philips El-Ny Shares (New) ADR	440	8,743
Siemens Ag ADR	250	18,937
Vestas Wind Systems A/S – ADR*	450	8,708
Wolseley PLC – ADR	1,500	8,370
Total For Industrials: 6.9%		$122,140
America Movil – ADR Series L	250	7,747
China Mobile (Hong Kong) Limited ADR	140	7,119
Deutsche Telekom Ag ADR	500	7,650
France Telecom SA – Spons ADR	290	8,140
MTN Group Limited – Spons ADR	820	9,799
Nippon Telegraph And Telephone Corporation – ADR	890	24,199
Rogers Communications, Inc. Class B	260	7,821
Telefonica S A – Sponsored ADR	120	8,087
Telefonos De Mexico – Class L ADR	400	8,376
Tele Norte Leste Participacoes S.A. (Telemar) ADR	510	7,099
Vodafone Group PLC – ADR	740	15,126
Total For Telecomm Services: 6.3%		$111,163
Koninklijke Ahold NV – ADR	660	8,118
Cadbury Schweppes PLC ADR	220	7,847
Coca-Cola Amatil Limited ADR	640	8,154
Groupe Danone ADR	1,290	15,583
J Sainsbury PLC – Spons ADR	440	8,496
L'Oreal – Unsponsored ADR	470	8,248
Nestle S A Sponsored ADR	850	33,745
Tesco PLC – Sponsored ADR	1,000	15,850
Unilever PLC ADR	680	15,654
Unilever N.V. (Netherlands) ADR	330	8,102
Wal-Mart De Mexico Sa – Sp ADR	290	7,830
Total For Consumer Staples: 7.7%		$137,627
Adidas AG – Sponsored ADR	990	19,156
Daimlerchrysler AG	230	8,804
Honda Motor Company, Ltd – Sponsored ADR	390	8,323
Panasonic Corporation – Spon ADR	640	7,962
Reed Elsevier PLC – Spons ADR	250	7,460
Sodexo – Sponsored ADR	160	8,888
Sony Corporation – ADR	410	8,967
Toyota Motor Corporation – Sponsored ADR	380	24,867
Toppan Printing Unspons ADR	220	8,030
Grupo Televisa S.A. ADR	480	7,171
Wolters Kluwer NV – Spons ADR	440	8,404
Total For Consumer Discretionary: 6.6%		$118,032
BP PLC – Sponsored ADR	510	23,837
BG Group PLC – Spon ADR	120	8,538

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2008

Common Stocks	Shares	Market Value
Encana Corp	170	7,902
Enbridge Inc.	240	7,793
Gazprom Oao – Spons ADR	460	6,555
Petroleo Brasileiro, ADR	1,190	29,143
Petrochina Co Ltd – ADR	170	15,127
Royal Dutch Shell PLC – Class B ADR	620	31,887
China Petroleum & Chemical ADR	120	7,415
Sasol Ltd – Sponsored ADR	290	8,796
Suncor Energy, Inc.	440	8,580
Technip SA – ADR	300	9,378
Total SA – Sponsored ADR	440	24,332
Tenaris SA – ADR	390	8,182
Woodside Petroleum – SP ADR	660	17,292
Total For Energy: 12.1%		$214,757
Aegon NV – ARS	2,560	15,488
Allied Irish Banks PLC – Sponsored ADR	1,390	6,519
Australia and New Zealand Banking Group Limited ADR	1,510	16,157
Allianz AG ADR	1,590	17,220
Banco Bradesco – Sponsored ADR	730	7,205
Barclays PLC – Spons ADR	1,620	15,876
Bank of Montreal	260	6,679
BNP Paribas – ADR	560	12,012
Bank of Nova Scotia	270	7,344
Cheung Kong (Holdings) Limited ADR	810	7,663
Credit Suisse Group – Spn ADR	280	7,913
Deutsche Bank AG – Registered	420	17,090
HSBC Holdings PLC – Spons ADR	410	19,955
Icici Bank Limited – Spon ADR	470	9,047
ING Groep N.V. ADR	1,700	18,870
Intesa Sanpaolo – Sponsored ADR	410	8,844
Banco Itau Holding Financeira SA – ADR	1,250	14,500
Orix Corporation – ADR	330	9,379
KB Financial Group, Inc. ADR*	320	8,384
China Life Insurance Co., Limited – ADR	320	14,848
Lloyds TSB Group PLC ADR	790	6,083
Manulife Financial Corporation	440	7,493
Mizuho Financial Group – ADR	1,540	8,886
Mitsubishi Estate Company Ltd – Unspons ADR	110	17,820
Mitsui Sumitomo Insurance Group Holdings, Inc. Unspons ADR	620	9,641
Mitsubishi UFJ Financial Group Inc. – Sponsored ADR	3,140	19,499
National Australia Bank Limited – ADR	530	7,791
National Bank of Greece S.A. – ADR	2,040	7,772
Nomura Holdings, Inc. ADR	1,070	8,934
Royal Bank of Scotland – Spon ADR	740	11,226
Royal Bank of Canada	260	7,712
Sumitomo Mitsui Financial Group ADR	2,340	9,430
Sumitomo Corporation – Spons ADR	940	8,037
The Sumitomo Trust & Banking Co. – ADR	1,720	10,182
Banco Santander Central Hispano, Sa ADR	1,920	18,221
Sun Hung Kai Properties Limited Sp – ADR	1,090	9,243
UBS AG – Reg*	570	8,151
United Overseas Bank Ltd – Spons ADR	450	8,100
Zurich Financial Services AG – ADR	360	7,866
Total For Financial Services: 24.4%		$433,080
Astrazeneca PLC – Sponsored ADR	190	7,796
Bayer AG – Sponsored ADR	290	17,226
Glaxosmithkline PLC – ADR	620	23,107
Mindray Medical International Limited ADR	440	7,920
Novo Nordisk A/S ADR	150	7,708
Novartis AG – ADR	470	23,387
Roche Holdings Limited – ADR	430	32,916
Sanofi-Aventis – ADR	270	8,683
Takeda Pharmaceutical Co. Ltd. – ADR	310	7,983
Total For Health Care: 7.7%		$136,726
AU Optronics Corp Spon ADR	1,160	8,909
Hitachi Ltd, ADR	160	6,262

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2008

Common Stocks	Shares	Market Value
Hoya Corp – Sponsored ADR	480	8,328
Infosys Technologies – Sp ADR	300	7,371
Nokia Corporation – Sponsored ADR	1,060	16,536
Nintendo Co., Ltd. ADR	520	24,830
Research In Motion Ltd.*	360	14,609
Sap AG – Sponsored ADR	450	16,299
Trend Micro Incorporated – Spons ADR*	230	8,050
Taiwan Semiconductor Manufacturing Company, Limited Sp ADR	2,100	16,590
United Microelectronics, ADR	4,110	8,056
Total For Information Technology: 7.6%		$135,840
Enel Spa – ADR	1,380	8,363
E.On AG – Spon ADR	230	9,372
Huaneng Power International – Spons ADR	530	15,465
Iberdrola SA – Sponsored ADR	250	9,000
Scottish & Southern Energy Plc – ADR	480	8,688
Veolia Environnement – ADR	320	10,147
Total For Utilities: 3.4%		$61,035
Total Common Stocks: 93.7%		$1,665,114
(Common Stock Identified Cost $1,544,518)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.01% yield **		114,357
Total Cash Equivalents: 6.4%		$114,357
(Cash Equivalents Identified Cost $114,357)
Total Portfolio Value: 100.1%		$1,779,471
(Total Portfolio Identified Cost $1,658,875)
Liabilities in Excess of Other Assets: (0.1)%		(669)
Total Net Assets: 100.0%		$1,778,802
*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2008

Fixed Income Securities – Bonds	Face	Market Value
Abbott Laboratories Senior Unsecured Notes, 5.600% Due 05/15/2011	2,786,000	2,943,221
Allstate Corp, 7.200% Due 12/01/2009	1,005,000	1,016,194
American Express, 4.875% Due 07/15/2013	1,400,000	1,300,843
Bank of America Subordinated, 5.420% Due 03/15/2017	1,400,000	1,246,411
Bank of America Corporation Senior Unsecured Notes 5.125% Due 11/15/2014	1,455,000	1,408,536
BB&T Corporation Subordinated Notes 4.75% Due 10/01/2012	1,000,000	952,678
Branch Banking & Trust Subordinated, 5.625% Due 09/15/2016	1,500,000	1,439,406
Citigroup Incorporated Subordinated Notes, 5.000% Due 09/15/2014	1,500,000	1,320,954
Citigroup Incorporated Unsecured Notes, 5.250% Due 02/27/2012	1,500,000	1,454,593
Equity Residential Properties Notes 6.950% Due 03/02/2011	525,000	452,129
Fifth Third Bank Subordinated Notes, 5.450% Due 01/15/2017	1,230,000	1,009,887
JP Morgan Co. (Formerly Bank One Corp.), 5.250% Due 01/30/2013	500,000	488,100
Key Bank NA Subordinated Notes, 5.800% Due 07/01/2014	1,560,000	1,374,575
Morgan Stanley Notes, 5.050% Due 01/21/2011	1,000,000	960,950
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/2014	500,000	381,361
JP Morgan Co. (Formerly Bank One Corp.) Subordinated Notes, 5.900% Due 11/15/2011	1,000,000	1,003,864
JP Morgan Co. (Formerly Bank One Corp.), 9.875% Due 03/01/2009	250,000	251,556
PNC Funding Corporation 5.2500% Due 11/15/2015	1,855,000	1,789,133
US Bank NA Notes, 6.375% Due 08/01/2011	1,400,000	1,457,256
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/2014	800,000	746,090
Wachovia Corporation, 6.375% Due 01/15/2009	820,000	818,584
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/2013	1,400,000	1,368,233
Wells Fargo Financial Notes 6.1250% Due 04/18/2012	1,800,000	1,815,457
Bank and Finance: 22.8%		$27,000,011
Federal Home Loan Bank, 5.375% Due 05/18/2016	1,250,000	1,424,364
Federal Home Loan Mortgage Corp., 3.75% Due 02/25/2009	475,000	477,277
Federal Home Loan Mortgage Corp., 4.75% Due 01/19/2016	2,000,000	2,245,792
Federal National Mortgage Assoc., 3.250% Due 02/25/2011	1,500,000	1,505,270
Federal National Mortgage Assoc., 4.125% Due 02/11/2015	2,500,000	2,550,000
Federal National Mortgage Assoc. Notes, 4.350% Due 05/29/2013	2,500,000	2,530,170
Federal National Mortgage Assoc., 4.200% Due 05/04/2009	2,000,000	2,025,392
Tennessee Valley Authority, 5.625% Due 01/18/2011	2,000,000	2,137,160
Tennessee Valley Authority, 6.000% Due 03/15/2013	2,875,000	3,261,676
Federal Farm Credit Bank, 4.150% Due 03/25/2015	778,000	845,279
Federal Farm Credit Bank, 4.500% Due 10/17/2012	1,115,000	1,206,169
Federal Farm Credit Bank, 4.785% Due 01/17/2017	1,730,000	1,952,911
United States Government Agency Obligations: 18.7%		$22,161,460
United States Treasury Note, 4.000% Due 02/15/2015	2,500,000	2,849,220
United States Treasury Note, 4.750% Due 08/15/2017	2,000,000	2,391,876
United States Treasury Note, 4.375% Due 08/15/2012	1,000,000	1,121,094
United States Treasury Note, 5.750% Due 08/15/2010	1,800,000	1,955,109
United States Treasury Note, 4.125% Due 05/15/2015	3,000,000	3,441,564
United States Treasury Note, 4.250% Due 08/15/2013	600,000	682,360
United States Treasury Note, 4.75% Due 05/15/2014	3,200,000	3,766,752
United States Government Obligations: 13.7%		$16,207,975

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2008

Fixed Income Securities – Bonds	Face	Market Value
Emerson Electric Corporation Senior Notes, 5.125% Due 12/01/2016	1,700,000	1,724,752
General Electric Capital Corp., 5.000% Due 02/01/2013	2,500,000	2,530,538
General Electric Capital Corp., 5.400% Due 02/15/2017	1,500,000	1,495,386
General Electric Capital Corp., 6.000% Due 06/15/2012	600,000	616,104
Hershey Foods, 6.95% Due 08/15/2012	1,055,000	1,142,131
Kellogg Company Senior Unsecured Notes, 5.125% Due 12/03/2012	1,530,000	1,530,823
Lowes Companies, Inc., 8.250% Due 06/01/2010	500,000	519,565
Pepsico Inc. Senior Unsecured Notes, 4.650% Due 02/15/2013	1,875,000	1,929,632
Procter and Gamble Company Senior Notes, 4.950% Due 08/15/2014	2,340,000	2,469,992
Target Corporation Notes, 6.350% Due 01/15/2011	1,000,000	1,022,952
United Technologies Corporation Senior Notes, 5.375% Due 12/15/2017	340,000	344,311
United Technologies Corporation, 6.100% Due 05/15/2012	675,000	718,557
Industrials: 13.5%		$16,044,743
Freddie Mac 15 Year Gold, 7.000% Due 03/01/2011	3,263	3,343
FHLMC Pool 78043 4.364% Due 04/01/2033	431,893	426,792
Freddie Mac GOLD MBS 5 YR, 4.500% Due 12/01/2009	434,681	436,032
Freddie Mac MBS, 8.000% Due 06/01/2030	10,314	10,943
Fannie Mae 15 YR MBS, 5.000% Due 12/01/2019	1,543,291	1,593,413
Freddie Mac CMO Series 2617 Class DN, 4.500% Due 10/15/2030	900,000	900,786
FHLMC, CMO Pool 2513 Class VK, 5.500% Due 09/15/2013	1,016,264	1,032,703
FHLMC, CMO Pool 2877 Class AL 5.000% Due 10/15/2024	2,500,000	2,519,625
Freddie Mac CMO Series 2985 Class GE 5.500% Due 06/15/2025	1,000,000	1,023,043
FHLMC, CMO Pool 3098 Class KE, 5.500% Due 09/15/2034	1,650,000	1,694,076
Freddie Mac CMO Series 3287 Class GC 5.500% Due 08/15/2034	1,150,000	1,187,587
Fannie Mae MBS, Series 253300, 7.500% Due 05/01/2020	11,170	11,851
Fannie Mae 30 YR MBS, 6.000% Due 08/01/2034	1,961,457	2,025,901
Government National Mortgage Assoc. Pool 781397, 5.500% Due 02/15/2017	190,040	198,850
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500% Due 02/20/2033	2,500,000	2,572,345
Ginne Mae Pool 2658, 6.500% Due 10/20/2028	103,764	109,256
Government National Mortgage Assoc. II JM 30 YR MBS 5.5000% Due 07/20/2038**	2,232,732	2,262,996
Government National Mortgage Assoc. GNMA II Pool 2945, 7.500% Due 07/20/2030	18,851	19,908
Government National Mortgage Assoc. 30 YR MBS, 5.000% Due 09/15/2033	4,724,020	4,864,744
Government National Mortgage Assoc. Pool 780400, 7.000% Due 12/15/2025	13,342	14,143
Government National Mortgage Assoc. Pool 780420, 7.500% Due 08/15/2026	6,930	7,351
Government Agency Obligations – Mortgage Backed Securities: 19.3%		$22,915,688
Georgia Power Company Senior Notes, 5.125% Due 11/15/2012	275,000	277,402
Bellsouth Communications, 5.875% Due 01/15/2009	500,000	500,190
Florida Power & Light Group Capital, 4.850% Due 02/01/2013	794,000	789,001
Florida Power & Light Group Capital, 7.375% Due 06/01/2009	500,000	506,150
Georgia Power Company, 5.250% Due 12/15/2015	1,000,000	987,114
Gulf Power Company Senior Notes, 5.300% Due 12/01/2016	1,000,000	979,436
GTE Corporation, 7.51% Due 04/01/2009	600,000	602,245
National Rural Utilities Collateral Trust, 4.375% Due 10/01/2010	1,500,000	1,489,676
Utility: 5.2%		$6,131,214
State of Indiana Finance Authority Lease Revenue, 5.000% Due 11/01/2014	2,365,000	2,618,410
New Jersey Econ. Development Auth. Revenue (FSA Insured), 5.000% Due 03/01/2014	1,555,000	1,699,288

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2008

Fixed Income Securities – Bonds	Face	Market Value
Goat Hill Washington Properties Lease Revenue (MBIA Insured), 5.000% Due 12/01/2012	890,000	970,492
Municipal: 4.4%		$5,288,190
Total Fixed Income – Bonds: 97.6%		$115,749,281
(Fixed Income Identified Cost $111,844,079)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.01% yield*		1,547,586
Total Cash Equivalents: 1.3%		$1,547,586
(Cash Equivalents Identified Cost $1,547,586)
Total Portfolio Value: 98.9%		$117,296,867
(Total Portfolio Identified Cost $113,391,665)
Other Assets Less Liabilities: 1.1%		1,284,385
Total Net Assets: 100.0%		$118,581,252
*	Variable rate security, the coupon rate shown represents the rate as of December 31, 2008.
**	Fair Valued Security (see note 2)
(A)	Abbreviations: FHLMC: Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2008

Municipal Income Securities – Bonds	Face	Market Value
Akron, OH, Refunding, 5.000% 12/1/2012	200,000	217,700
Cincinnati, OH, General Obligation, 5.000%, 12/01/2017	75,000	82,520
Cincinnati Ohio Economic Development Revenue, 4.200%, 11/01/2019	150,000	148,067
Dayton, OH, General Obligation (AMBAC Insured), 4.450%, 12/01/2012	100,000	103,260
Gahanna, OH, (AMBAC Insured), 5.000%, 12/01/2018	400,000	429,896
Mason, OH General Obligation Limited 4.000%, 12/01/2020	375,000	366,986
Mentor, OH, General Obligation (MBIA Insured), 5.0000%, 12/01/2015	140,000	156,597
Youngstown, OH, (AMBAC Insured), 5.100%, 12/01/2011	75,000	77,054
General Obligation – City: 10.6%		$1,582,080
Belmont County, OH (MBIA Insured), 4.500%, 12/01/2011	155,000	159,616
Knox County, OH, 4.750%, 12/01/2009	60,000	60,593
Harris County Texas General Obligation Limited (Callable 10/1/18 @ $100) 5.7500%, 10/01/2025	200,000	214,302
General Obligation – County: 2.9%		$434,511
State of Ohio, 4.000%, 6/15/2010 Common Schools – Series A	60,000	62,000
State of Ohio, 5.000%, 3/15/2017 Common Schools – Series C	120,000	128,687
State of Ohio, 5.000%, 3/01/2015	385,000	416,562
State of Ohio General Obligation, 4.500%, 5/01/2019	500,000	515,715
State of Ohio General Obligation, 5.250%, 5/01/2012	175,000	191,520
State of California, 4.000%, 11/01/2009	250,000	253,035
State of Colorado Higher Education Lease Financing Program Certificate of Participation (Callable 11/1/18 @ $100) 5.2500%, 11/01/2023	220,000	222,000
General Obligation – State: 12.0%		$1,789,519
Arizona Board of Regents Revenue Arizona State University (Callable 7/1/18 @ $100) 5.7500%, 07/01/2023	300,000	312,915
State of Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000%, 12/01/2020	155,000	158,684
State of Ohio Higher Education Facility Commission Revenue – Xavier University Project 5.0000%, 05/01/2016	150,000	158,357
University of Cincinnati, Certificate of Participation, 5.750%, 12/01/2011	25,000	27,423
University of Cincinnati General Receipts Revenue, 5.000%, 06/01/2020	250,000	251,595
Higher Education: 6.1%		$908,974
Hamilton County, OH, Hospital Children's Hospital Medical Center, (MBIA Insured), 5.250%, 5/15/2010	100,000	100,678
Lorain County, OH, Revenue Bond, Catholic Healthcare Partners Project (AMBAC Insured), 5.200%, 09/01/2010	100,000	102,816
Montgomery County, OH Hospital (Prerefunded), 5.650%, 12/01/2012	35,000	36,297
Huron County OH Hospital Facility Revenue Fisher-Titus Medical Center 5.000%, 12/01/2011	200,000	199,138
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500%, 11/01/2021	335,000	299,008
Montgomery County, OH Hospital (Prerefunded), 5.500%, 12/01/2010	100,000	103,572
State of Ohio Mental Health Facilities Revenue (AMBAC Insured), 5.000%, 08/01/2012	100,000	108,592
Hospital/Health: 6.4%		$950,101
Cleveland Ohio Public Power System Revenue, 5.500%, 11/15/2013	100,000	107,792
Hamilton, OH Electric, (FSA Insured), 3.60%, 10/15/2010	200,000	204,316
Ohio Muni Generation Agency (AMBAC Insured), 5.000%, 2/15/2017	325,000	344,490
Revenue Bonds – Electric: 4.4%		$656,598
Butler, OH, Waterworks System, (FSA Insured), 4.400% 12/01/2010	100,000	102,925
Cleveland Ohio Waterworks Unrefunded Portion (FSA Insured) 5.250%, 01/01/2010	40,000	40,244
Green County, OH Sewer System Revenue (AMBAC Insured) 5.000%, 12/01/2018	145,000	153,485
Hamilton County Ohio Sewer System Revenue (MBIA Insured), 5.000%, 12/01/2021	500,000	516,770

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2008

Municipal Income Securities – Bonds	Face	Market Value
Mason Ohio Sewer System Revenue Callable 6/1/14 @ $100 (MBIA Insured) 4.8500%, 12/01/2024	140,000	115,233
Cleveland, OH, Waterworks Revenue, Series G (MBIA Insured), 5.500%, 1/01/2013	150,000	159,185
Nashville and Davidson, TN 7.700%, 01/01/2012	25,000	26,978
State of Ohio Water Development Authority Revenue, 5.000%, 06/01/2013	250,000	276,448
North Texas Muni Water District Water System Revenue Callable 9/1/18 @ $100 5.2500%, 09/01/2022	415,000	436,804
Revenue Bond – Water & Sewer: 12.3%		$1,828,072
Cleveland Ohio Parking Facilities Revenue (FSA Insured), 4.000%, 9/15/2015	150,000	151,841
Cleveland Ohio Non Tax Revenue Stadium Project (AMBAC Insured), 5.000%, 12/01/2014	400,000	445,488
State of Ohio Major New Infrastructure Revenue (Callable 6/15/18 @ $100) 5.5000%, 06/15/2020	200,000	215,720
Special Obligation Bonds: 5.5%		$813,049
Cleveland, OH, Municipal School District, (FGIC Insured), 5.000%, 12/01/2020	140,000	142,825
Columbus, OH, Linden Elementary Construction (FSA Insured), 5.500%, 12/01/2021	100,000	110,627
Dayton, OH, City School District, (FGIC Insured), 3.250%, 12/01/2010	100,000	102,039
Delaware, OH, City School District, GO (MBIA Insured), 5.000%, 12/01/2020	250,000	257,713
Fairfield, OH, (FGIC Insured), 0.000%, 12/01/2011*	100,000	92,431
Girard, OH City School District (FSA Insured), 3.850%, 12/01/2010	240,000	249,158
Green Local, OH, (AMBAC Insured) Insured, 4.600%, 12/01/2011	100,000	100,890
Kings Local, OH, 6.350%, 12/01/2012	15,000	17,146
Kings Local, OH, 6.400%, 12/01/2013	150,000	175,773
Chillicothe, OH City School District GO (FGIC Insured) 4.000%, 12/01/2018	300,000	287,328
Cincinnati Ohio City School District General Obligation (FGIC Insured) 5.000%, 12/01/2014	225,000	250,587
Mason, OH City Schools (FGIC Insured) 5.000%, 12/01/2015	135,000	151,004
Reynoldsburg Ohio City School District General Obligation, 5.000%, 12/01/2020	200,000	212,956
Sycamore, OH, Community School District, 3.250%, 12/01/2010	330,000	338,095
Sycamore Ohio Community School District General Obligation, 4.375%, 12/01/2018	400,000	420,304
Sycamore, OH, Community Unlimited, 5.375%, 12/01/2013	125,000	140,622
School District: 20.4%		$3,049,498
Ohio State Dept of Administrative Services, 4.000%, 09/01/2012	145,000	151,048
Ohio State Dept of Administrative Services Certificate of Participation (MBIA Insured), 5.000%, 09/01/2011	255,000	272,952
State of Ohio Cultural Facilities Revenue (FSA Insured) 5.000%, 10/01/2012	250,000	273,930
Ohio State Housing Finance Authority (GNMA Insured) Collateral, 5.100%, 9/01/2017	85,000	84,722
State of Ohio Building Authority (FGIC Insured), 5.000%, 10/01/2017	420,000	466,045
State of Ohio Parks and Recreation Bonds, 4.350%, 12/01/2011	100,000	103,736
State of Ohio Parks and Recreation Capital Facilities, (FSA Insured) 5.250%, 2/01/2018	315,000	344,900
State of Ohio General Obligation Natural Resources – Series J, 5.000%, 10/01/2013	300,000	331,878
State Agency: 13.6%		$2,029,211
Total Fixed Income – Municipal Bonds: 94.2%		$14,041,613
(Municipal Bonds Identified Cost $13,792,758)
Cash Equivalents
Federated Ohio Municipal Cash Trust 1.51% yield**		812,722
Total Cash Equivalents: 5.5%		$812,722
(Cash Equivalents Identified Cost $812,722)
Total Portfolio Value: 99.7%		$14,854,335
(Total Portfolio Identified Cost $14,605,480)
Other Assets Less Liabilities: 0.3%		49,176
Total Net Assets: 100.0%		$14,903,511
*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2008

STATEMENT OF ASSETS AND LIABILITIES

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
Assets:
Investment Securities at Market Value*	$35,113,463	$32,674,675	$8,736,436	$4,710,802	$30,931,753	$5,378,193
Dividends and Interest Receivable	83,571	56,804	9,377	6,781	31,340	6,175
Fund Shares Sold Receivable	5,137	2,097	1,951	92	1,895	184
Total Assets	$35,202,171	$32,733,576	$8,747,764	$4,717,675	$30,964,988	$5,384,552
Liabilities:
Accrued Management Fees	$26,376	$26,834	$7,184	$3,998	$25,769	$4,234
Fund Shares Redeemed Payable	30,981	147,265	0	0	28,596	0
Total Liabilities	$57,357	$174,099	$7,184	$3,998	$54,365	$4,234
Net Assets	$35,144,814	$32,559,477	$8,740,580	$4,713,677	$30,910,623	$5,380,318
Net Assets Consist of:
Paid in Capital	$42,730,546	$43,373,513	$14,593,084	$8,343,650	$55,616,365	$10,357,201
Accumulated Undistributed Net Investment Income (Loss)	4,602	0	0	0	0	0
Accumulated Undistributed Net Realized Gain (Loss) from Security Transactions	(2,038,008)	(373,262)	(1,362,525)	(1,822,114)	(7,419,096)	(2,975,030)
Net Unrealized Gain (Loss) on Investments	(5,552,326)	(10,440,774)	(4,489,979)	(1,807,859)	(17,286,646)	(2,001,853)
Net Assets	$35,144,814	$32,559,477	$8,740,580	$4,713,677	$30,910,623	$5,380,318
Shares Outstanding (Unlimited Amount Authorized)	2,689,567	1,932,494	864,572	509,978	2,000,655	633,831
Offering, Redemption and Net Asset Value Per Share	$13.07	$16.85	$10.11	$9.24	$15.45	$8.49
*Identified Cost of Securities	$40,665,789	$43,115,449	$13,226,415	$6,518,661	$48,218,399	$7,380,046

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2008

STATEMENT OF ASSETS AND LIABILITIES  –  continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Market Value*	$6,697,461	$1,779,471	$117,296,867	$14,854,335
Dividends and Interest Receivable	53,258	300	1,318,830	120,531
Fund Shares Sold Receivable	313	0	50,442	0
Total Assets	$6,751,032	$1,779,771	$118,666,139	$14,974,866
Liabilities:
Dividends Payable	$10	$0	$0	$0
Accrued Management Fees	5,431	969	84,795	8,013
Fund Shares Redeemed Payable	0	0	92	63,342
Total Liabilities	$5,441	$969	$84,887	$71,355
Net Assets	$6,745,591	$1,778,802	$118,581,252	$14,903,511
Net Assets Consist of:
Paid in Capital	$6,097,588	$1,658,813	$114,674,980	$14,650,818
Accumulated Undistributed Net Investment Income (Loss)	0	(607)	0	3,997
Accumulated Undistributed Net Realized Gain (Loss) from Security Transactions	(3,988)	0	1,070	(159)
Net Unrealized Gain on Investments	651,991	120,596	3,905,202	248,855
Net Assets	$6,745,591	$1,778,802	$118,581,252	$14,903,511
Shares Outstanding (Unlimited Amount Authorized)	725,721	110,329	7,230,064	926,081
Offering, Redemption and Net Asset Value Per Share	$9.30	$16.12	$16.40	$16.09
*Identified Cost of Securities	$6,045,470	$1,658,875	$113,391,665	$14,605,480

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2008

STATEMENT OF OPERATIONS

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
	Year Ended 12/31/2008	Year Ended 12/31/2008	Year Ended 12/31/2008	Year Ended 12/31/2008	Year Ended 12/31/2008	Year Ended 12/31/2008
Investment Income:
Interest	$10,842	$8,119	$6,267	$485	$4,295	$953
Dividends	687,000	762,718	95,416	134,578	937,972	87,169
Total Investment Income	$697,842	$770,837	$101,683	$135,063	$942,267	$88,122
Expenses:
Gross Management Fee	$262,548	$456,721	$116,526	$79,463	$655,945	$79,140
Total Expenses	$262,548	$456,721	$116,526	$79,463	$655,945	$79,140
Management Fee Waiver (See accompanying note #3)	(3,907)	(8,133)	(1,922)	(1,462)	(12,400)	(1,412)
Net Expenses	$258,641	$448,588	$114,604	$78,001	$643,545	$77,728
Net Investment Income (Loss)	$439,201	$322,249	$(12,921)	$57,062	$298,722	$10,394
Realized and Unrealized Gains (Losses):
Net Realized (Loss) from Security Transactions	$(2,065,703)	$(373,623)	$(1,392,882)	$(1,723,143)	$(7,419,251)	$(2,496,206)
Net Unrealized (Loss) on Investments	(6,851,921)	(18,647,061)	(4,957,218)	(2,484,480)	(31,599,700)	(2,150,205)
Net (Loss) on Investments	$(8,917,624)	$(19,020,684)	$(6,350,100)	$(4,207,623)	$(39,018,951)	$(4,646,411)
Net (Decrease) in Assets from Operations	$(8,478,423)	$(18,698,435)	$(6,363,021)	$(4,150,561)	$(38,720,229)	$(4,636,017)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2008

STATEMENT OF OPERATIONS – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2008	Period Ended 12/31/2008*	Year Ended 12/31/2008	Year Ended 12/31/2008
Investment Income:
Interest	$1,374	$5	$5,221,955	$523,431
Dividends	359,749	357	0	0
Total Investment Income	$361,123	$362	$5,221,955	$523,431
Expenses:
Gross Management Fee	$112,658	$1,357	$1,102,334	$131,712
Total Expenses	$112,658	$1,357	$1,102,334	$131,712
Management Fee Waiver (See accompanying note #3)	(2,084)	(388)	(165,350)	(46,099)
Net Expenses	$110,574	$969	$936,984	$85,613
Net Investment Income (Loss)	$250,549	$(607)	$4,284,971	$437,818
Realized and Unrealized Gains (Losses):
Net Realized Gain from Security Transactions	$69,505	$0	$707,431	$36,487
Net Unrealized Gain (Loss) on Investments	(5,079,200)	120,596	1,927,925	48,832
Net Gain (Loss) on Investments	$(5,009,695)	$120,596	$2,635,356	$85,319
Net Increase (Decrease) in Assets from Operations	$(4,759,146)	$119,989	$6,920,327	$523,137
*	Fund Inception was December 8, 2008.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2008

STATEMENT OF CHANGES IN NET ASSETS

	Equity Income Fund		Growth Fund		Dynamic Growth Fund
	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2008	Year Ended 12/31/2007
Operations:
Net Investment Income (Loss)	$439,201	$213,060	$322,249	$235,522	$(12,921)	$(3,923)
Net Realized Gain (Loss) from Security Transactions	(2,065,703)	651,932	(373,623)	5,702,708	(1,392,882)	338,556
Net Unrealized Gain (Loss) on Investments	(6,851,921)	707,258	(18,647,061)	(358,506)	(4,957,218)	178,433
Net Increase (Decrease) in Assets from Operations	$(8,478,423)	$1,572,250	$(18,698,435)	$5,579,724	$(6,363,021)	$513,066
Distributions to Shareholders:
Net Investment Income	$(439,085)	$(213,198)	$(322,861)	$(235,213)	$0	$0
Net Realized Gain from Security Transactions	0	(632,147)	0	(5,702,478)	0	(278,501)
Net (Decrease) in Assets from Distributions	$(439,085)	$(845,345)	$(322,861)	$(5,937,691)	$0	$(278,501)
Capital Share Transactions:
Proceeds From Sale of Shares	$24,823,124	$12,766,279	$6,421,036	$5,272,391	$4,449,114	$8,104,397
Net Asset Value of Shares Issued on Reinvestment of Distributions	152,859	734,372	214,319	5,860,186	0	278,128
Cost of Shares Redeemed	(1,886,347)	(1,941,211)	(8,105,099)	(10,359,719)	(1,330,462)	(581,348)
Net Increase (Decrease) in Assets from Capital Share Transactions	$23,089,636	$11,559,440	$(1,469,744)	$772,858	$3,118,652	$7,801,177
Net Change in Net Assets	$14,172,128	$12,286,345	$(20,491,040)	$414,891	$(3,244,369)	$8,035,742
Net Assets at Beginning of Period	$20,972,686	$8,686,341	$53,050,517	$52,635,626	$11,984,949	$3,949,207
Net Assets at End of Period	$35,144,814	$20,972,686	$32,559,477	$53,050,517	$8,740,580	$11,984,949
Including accumulated undistributed net investment income of	$4,602	$134	$0	$421	$0	$0

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2008

STATEMENT OF CHANGES IN NET ASSETS – continued

	Disciplined Large-Cap Fund		Disciplined Mid-Cap Fund		Disciplined Small-Cap Fund
	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2008	Year Ended 12/31/2007
Operations:
Net Investment Income (Loss)	$57,062	$45,533	$298,722	$172,605	$10,394	$(34,881)
Net Realized Gain (Loss) from Security Transactions	(1,723,143)	192,309	(7,419,251)	7,860,447	(2,496,206)	(415,359)
Net Unrealized Gain (Loss) on Investments	(2,484,480)	156,756	(31,599,700)	(2,223,095)	(2,150,205)	(623,708)
Net Increase (Decrease) in Assets from Operations	$(4,150,561)	$394,598	$(38,720,229)	$5,809,957	$(4,636,017)	$(1,073,948)
Distributions to Shareholders:
Net Investment Income	$(57,062)	$(45,542)	$(300,008)	$(172,741)	$(10,394)	$0
Net Realized Gain from Security Transactions	0	(248,219)	0	(7,860,423)	0	0
Return of Capital	(6,097)	0	(56,249)	0	(5,566)	0
Net (Decrease) in Assets from Distributions	$(63,159)	$(293,761)	$(356,257)	$(8,033,164)	$(15,960)	$0
Capital Share Transactions:
Proceeds From Sale of Shares	$695,251	$1,858,277	$2,722,349	$7,335,113	$742,307	$1,669,934
Net Asset Value of Shares Issued on Reinvestment of Distributions	21,297	260,971	116,378	7,889,824	3,716	0
Cost of Shares Redeemed	(2,285,153)	(1,323,426)	(16,414,512)	(17,168,820)	(546,161)	(1,358,225)
Net Increase (Decrease) in Assets from Capital Share Transactions	$(1,568,605)	$795,822	$(13,575,785)	$(1,943,883)	$199,862	$311,709
Net Change in Net Assets	$(5,782,325)	$896,659	$(52,652,271)	$(4,167,090)	$(4,452,115)	$(762,239)
Net Assets at Beginning of Period	$10,496,002	$9,599,343	$83,562,894	$87,729,984	$9,832,433	$10,594,672
Net Assets at End of Period	$4,713,677	$10,496,002	$30,910,623	$83,562,894	$5,380,318	$9,832,433
Including accumulated undistributed net investment income of	$0	$151	$0	$1,069	$0	$0

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2008

STATEMENT OF CHANGES IN NET ASSETS – continued

	Realty Fund		International Fund	Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2008	Year Ended 12/31/2007	Period Ended 12/31/2008*	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2008	Year Ended 12/31/2007
Operations:
Net Investment Income (Loss)	$250,549	$357,349	$(607)	$4,284,971	$3,946,608	$437,818	$372,602
Net Realized Gain (Loss) from Security Transactions	69,505	2,294,682	0	707,431	(93,689)	36,487	(2,754)
Net Unrealized Gain (Loss) on Investments	(5,079,200)	(5,740,498)	120,596	1,927,925	2,149,514	48,832	54,259
Net Increase (Decrease) in Assets from Operations	$(4,759,146)	$(3,088,467)	$119,989	$6,920,327	$6,002,433	$523,137	$424,107
Distributions to Shareholders:
Net Investment Income	$(219,078)	$(357,086)	$0	$(4,285,378)	$(3,946,979)	$(433,906)	$(372,517)
Net Realized Gain from Security Transactions	(263,971)	(2,132,016)	0	(588,517)	0	0	0
Return of Capital	(87,958)	0	0	0	0	0	0
Net (Decrease) in Assets from Distributions	$(571,007)	$(2,489,102)	$0	$(4,873,895)	$(3,946,979)	$(433,906)	$(372,517)
Capital Share Transactions:
Proceeds From Sale of Shares	$320,097	$667,259	$1,658,813	$23,925,880	$26,378,832	$5,767,829	$3,661,543
Net Asset Value of Shares Issued on Reinvestment of Distributions	287,307	2,229,675	0	1,408,825	824,989	33,557	29,246
Cost of Shares Redeemed	(1,986,286)	(5,812,686)	0	(12,987,261)	(8,910,763)	(2,452,744)	(3,149,849)
Net Increase (Decrease) in Assets from Capital Share Transactions	$(1,378,882)	$(2,915,752)	$1,658,813	$12,347,444	$18,293,058	$3,348,642	$540,940
Net Change in Net Assets	$(6,709,035)	$(8,493,321)	$1,778,802	$14,393,876	$20,348,512	$3,437,873	$592,530
Net Assets at Beginning of Period	$13,454,626	$21,947,947	$0	$104,187,376	$83,838,864	$11,465,638	$10,873,108
Net Assets at End of Period	$6,745,591	$13,454,626	$1,778,802	$118,581,252	$104,187,376	$14,903,511	$11,465,638
Including accumulated undistributed net investment income (loss) of	$0	$263	$(607)	$0	$177	$3,997	$85
*	Fund Inception was December 8, 2008.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Equity Income Fund:

	Period Ended December 31
	2008	2007	2006	2005*
Net Asset Value Beginning of Period	$18.58	$17.51	$15.00	$0.00
Operations:
Net Investment Income	$0.16	$0.20	$0.13	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	($5.51)	$1.65	$2.52	$0.00
Total Operations	($5.35)	$1.85	$2.65	$0.00
Distributions:
Dividends from Net Investment Income	($0.16)	($0.20)	($0.13)	$0.00
Distributions from Net Realized Capital Gains	$0.00	($0.58)	($0.01)	$0.00
Total Distributions	($0.16)	($0.78)	($0.14)	$0.00
Net Asset Value End of Period	$13.07	$18.58	$17.51	$15.00
Total Return(a)	(28.75%)	10.54%	17.65%	0.00%
Net Assets, End of Period (Millions)	$35.14	$20.97	$8.69	$0.10
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.98%	0.95%	0.89%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.64%	1.26%	1.41%	0.00%
Average Net Assets after Waiver	1.66%	1.31%	1.52%	0.00%
Portfolio Turnover Rate	56.47%	43.50%	39.41%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout the Period for the Growth Fund:

	Year Ended December 31
	2008	2007	2006	2005	2004
Net Asset Value Beginning of Period	$26.35	$26.67	$25.43	$24.81	$22.50
Operations:
Net Investment Income	$0.17	$0.13	$0.19	$0.14	$0.16
Net Gains (Losses) on Securities (Realized & Unrealized)	($9.50)	$2.86	$2.86	$0.80	$2.32
Total Operations	($9.33)	$2.99	$3.05	$0.94	$2.48
Distributions:
Dividends from Net Investment Income	($0.17)	($0.13)	($0.19)	($0.14)	($0.17)
Distributions from Return of Capital(a)	$0.00	$0.00	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	($3.18)	($1.62)	($0.18)	$0.00
Total Distributions	($0.17)	($3.31)	($1.81)	($0.32)	($0.17)
Net Asset Value End of Period	$16.85	$26.35	$26.67	$25.43	$24.81
Total Return(b)	(35.41%)	11.11%	11.94%	3.78%	11.04%
Net Assets, End of Period (Millions)	$32.56	$53.05	$52.64	$52.83	$50.16
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.98%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.69%	0.39%	0.63%	0.52%	0.62%
Average Net Assets after Waiver	0.71%	0.44%	0.68%	0.57%	0.67%
Portfolio Turnover Rate	85.40%	57.24%	66.18%	48.25%	60.39%

(a)	Distributions from return of capital amounted to less than $0.05 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2004, 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DYNAMIC GROWTH FUND

Selected Data for a Share Outstanding Throughout the Period for the Dynamic Growth Fund:

	Period Ended December 31
	2008	2007	2006	2005*
Net Asset Value Beginning of Period	$17.47	$16.81	$15.00	$0.00
Operations:
Net Investment Income (Loss)	($0.01)	($0.01)	$0.01	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	($7.35)	$1.09	$1.81	$0.00
Total Operations	($7.36)	$1.08	$1.82	$0.00
Distributions:
Dividends from Net Investment Income	$0.00	$0.00	($0.01)	$0.00
Distributions from Net Realized Capital Gains	$0.00	($0.42)	$0.00	$0.00
Total Distributions	$0.00	($0.42)	($0.01)	$0.00
Net Asset Value End of Period	$10.11	$17.47	$16.81	$15.00
Total Return(a)	(42.13%)	6.38%	12.15%	0.00%
Net Assets, End of Period (Millions)	$8.74	$11.98	$3.95	$0.10
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.98%	0.95%	0.89%	0.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	(0.13%)	(0.09%)	0.01%	0.00%
Average Net Assets after Waiver	(0.11%)	(0.04%)	0.12%	0.00%
Portfolio Turnover Rate	77.47%	65.78%	60.98%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED LARGE-CAP FUND

Selected Data for a Share Outstanding Throughout the Period for the Disciplined Large-Cap Fund:

	Period Ended December 31
	2008	2007	2006	2005*
Net Asset Value Beginning of Period	$16.51	$16.29	$15.00	$0.00
Operations:
Net Investment Income	$0.11	$0.07	$0.06	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	($7.26)	$0.62	$1.29	$0.00
Total Operations	($7.15)	$0.69	$1.35	$0.00
Distributions:
Dividends from Net Investment Income	($0.11)	($0.07)	($0.06)	$0.00
Distributions from Return of Capital	($0.01)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	($0.40)	$0.00	$0.00
Total Distributions	($0.12)	($0.47)	($0.06)	$0.00
Net Asset Value End of Period	$9.24	$16.51	$16.29	$15.00
Total Return(a)	(43.27%)	4.24%	8.98%	0.00%
Net Assets, End of Period (Millions)	$4.71	$10.50	$9.60	$3.72
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.98%	0.95%	0.90%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.73%	0.38%	0.31%	0.00%
Average Net Assets after Waiver	0.75%	0.43%	0.41%	0.00%
Portfolio Turnover Rate	104.11%	84.61%	58.83%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED MID-CAP FUND

Selected Data for a Share Outstanding Throughout the Period for the Disciplined Mid-Cap Fund:

	Year Ended December 31
	2008	2007	2006	2005	2004
Net Asset Value Beginning of Period	$30.70	$31.83	$32.53	$33.14	$30.12
Operations:
Net Investment Income	$0.15	$0.07	$0.15	$0.18	$0.05
Net Gains (Losses) on Securities (Realized & Unrealized)	($15.22)	$2.06	$3.80	$3.78	$6.10
Total Operations	($15.07)	$2.13	$3.95	$3.96	$6.15
Distributions:
Dividends from Net Investment Income	($0.15)	($0.07)	($0.15)	($0.18)	($0.08)
Distributions from Return of Capital	($0.03)	$0.00	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	($3.19)	($4.50)	($4.39)	($3.05)
Total Distributions	($0.18)	($3.26)	($4.65)	($4.57)	($3.13)
Net Asset Value End of Period	$15.45	$30.70	$31.83	$32.53	$33.14
Total Return(a)	(49.07%)	6.62%	12.02%	11.90%	20.42%
Net Assets, End of Period (Millions)	$30.91	$83.56	$87.73	$92.69	$83.86
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.98%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.46%	0.14%	0.33%	0.47%	0.10%
Average Net Assets after Waiver	0.48%	0.19%	0.38%	0.52%	0.15%
Portfolio Turnover Rate	110.80%	85.16%	91.16%	89.43%	81.33%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2004, 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED SMALL-CAP FUND

Selected Data for a Share Outstanding Throughout the Period for the Disciplined Small-Cap Fund:

	Period Ended December 31
	2008	2007	2006	2005*
Net Asset Value Beginning of Period	$15.82	$17.52	$15.00	$0.00
Operations:
Net Investment Income (Loss)	$0.02	($0.06)	$0.00	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	($7.32)	($1.64)	$2.52	$0.00
Total Operations	($7.30)	($1.70)	$2.52	$0.00
Distributions:
Dividends from Net Investment Income	($0.02)	$0.00	$0.00	$0.00
Distributions from Return of Capital	($0.01)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00
Total Distributions	($0.03)	$0.00	$0.00	$0.00
Net Asset Value End of Period	$8.49	$15.82	$17.52	$15.00
Total Return(a)	(46.17%)	(9.70%)	16.80%	0.00%
Net Assets, End of Period (Millions)	$5.38	$9.80	$10.59	$3.51
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.98%	0.95%	0.89%	0.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	0.11%	(0.36%)	(0.21%)	0.00%
Average Net Assets after Waiver	0.13%	(0.31%)	(0.10%)	0.00%
Portfolio Turnover Rate	169.95%	118.14%	87.93%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout the Period for the Realty Fund:

	Year Ended December 31
	2008	2007	2006	2005	2004
Net Asset Value Beginning of Period	$16.01	$23.50	$18.94	$18.72	$16.36
Operations:
Net Investment Income	$0.28	$0.46	$0.39	$0.47	$0.63
Net Return of Capital	$0.07	$0.10	$0.30	$0.27	$0.18
Net Gains (Losses) on Securities (Realized & Unrealized)	($6.31)	($4.57)	$5.51	$1.28	$4.38
Total Operations	($5.96)	($4.01)	$6.20	$2.02	$5.19
Distributions:
Dividends from Net Investment Income	($0.28)	($0.46)	($0.39)	($0.47)	($0.62)
Distributions from Return of Capital	($0.12)	$0.00	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	($0.35)	($3.02)	($1.25)	($1.33)	($2.21)
Total Distributions	($0.75)	($3.48)	($1.64)	($1.80)	($2.83)
Net Asset Value End of Period	$9.30	$16.01	$23.50	$18.94	$18.72
Total Return(a)	(38.47%)	(17.09%)	33.06%	10.95%	32.40%
Net Assets, End of Period (Millions)	$6.75	$13.45	$21.95	$17.72	$19.43
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.98%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.21%	1.82%	1.74%	2.41%	3.31%
Average Net Assets after Waiver	2.23%	1.87%	1.79%	2.46%	3.36%
Portfolio Turnover Rate	3.31%	13.73%	10.49%	4.89%	24.88%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2004, 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout the Period for the International Fund:

	Period Ended December 31 2008*
Net Asset Value Beginning of Period	$15.00
Operations:
Net Investment Income (Loss)	($0.01)
Net Gains (Losses) on Securities (Realized & Unrealized)	$1.13
Total Operations	$1.12
Distributions:
Dividends from Net Investment Income	$0.00
Distributions from Net Realized Capital Gains	$0.00
Total Distributions	$0.00
Net Asset Value End of Period	$16.12
Total Return(a)	7.47	%(b)
Net Assets, End of Period (Millions)	$1.78
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.33	%(d)
Average Net Assets after Waiver	0.95	%(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	(0.98	%)(d)
Average Net Assets after Waiver	(0.60	%)(d)
Portfolio Turnover Rate	0.00%

*	Commencement Date December 8, 2008
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not Annualized.
(c)	The Adviser waived a portion of the 1.40% maximum management fee to sustain a fee of 1.00%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2010. (See accompanying note #3)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Fixed Income Fund:

	Year Ended December 31
	2008	2007	2006	2005	2004
Net Asset Value Beginning of Period	$16.12	$15.79	$15.85	$16.08	$16.32
Operations:
Net Investment Income	$0.62	$0.66	$0.63	$0.55	$0.57
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.36	$0.33	($0.06)	($0.20)	($0.21)
Total Operations	$0.98	$0.99	$0.57	$0.35	$0.36
Distributions:
Dividends from Net Investment Income	($0.62)	($0.66)	($0.63)	($0.55)	($0.57)
Distributions from Net Realized Capital Gains	($0.08)	$0.00	$0.00	($0.02)	($0.03)
Total Distributions	($0.70)	($0.66)	($0.63)	($0.58)	($0.60)
Net Asset Value End of Period	$16.40	$16.12	$15.79	$15.85	$16.08
Total Return(a)	6.23%	6.40%	3.71%	2.19%	2.22%
Net Assets, End of Period (Millions)	$118.58	$104.19	$83.84	$69.02	$55.39
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.72%	4.08%	3.93%	3.41%	3.36%
Average Net Assets after Waiver	3.87%	4.23%	4.08%	3.56%	3.51%
Portfolio Turnover Rate	23.99%	12.14%	35.70%	32.79%	36.54%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	The Adviser waived a portion of the 1.00% maximum management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2009. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Municipal Income Fund:

	Year Ended December 31
	2008	2007	2006	2005	2004
Net Asset Value Beginning of Period	$15.98	$15.91	$15.92	$16.25	$16.49
Operations:
Net Investment Income	$0.51	$0.55	$0.53	$0.54	$0.51
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.11	$0.07	($0.01)	($0.33)	($0.23)
Total Operations	$0.62	$0.62	$0.52	$0.21	$0.28
Distributions:
Dividends from Net Investment Income(1)	($0.51)	($0.55)	($0.53)	($0.54)	($0.52)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	($0.51)	($0.55)	($0.53)	($0.54)	($0.52)
Net Asset Value End of Period	$16.09	$15.98	$15.91	$15.92	$16.25
Total Return(a)	3.96%	3.95%	3.31%	1.33%	1.72%
Net Assets, End of Period (Millions)	$14.90	$11.47	$10.87	$9.51	$9.14
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.96%	3.10%	3.01%	3.02%	2.81%
Average Net Assets after Waiver	3.31%	3.45%	3.36%	3.37%	3.16%
Portfolio Turnover Rate	16.95%	16.08%	19.45%	28.58%	12.77%

(1)	All distributions are Federally tax exempt.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	The Adviser waived a portion of the 1.00% maximum management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2009. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1)   Organization

The Equity Income Fund, Growth Fund, Dynamic Growth Fund, Disciplined Large-Cap Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, Fixed Income Fund, and Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Disciplined Mid-Cap and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, and the Equity Income Fund began offering their shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008.

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Disciplined Mid-Cap Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities. The investment objective of the Disciplined Small-Cap Fund is long term capital growth. The investment objective of the Disciplined Large-Cap Fund is long term capital growth. The investment objective of the Dynamic Growth Fund is long term capital growth. The investment objective of the Equity Income Fund is above average dividend income and long term capital growth. The investment objective of the International Fund is long term capital growth. The Growth Fund, Disciplined Mid-Cap Fund, Realty Fund, Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, Equity Income Fund, International Fund and Fixed Income Fund are diversified.

The Municipal Income Fund is non-diversified and invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)   Summary of Significant Accounting Policies

Security Valuation and Transactions:

The investments in securities are stated at market value. The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. Security transactions are accounted for on trade date. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value exists, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of

NOTES TO THE FINANCIAL STATEMENTS

2)   Summary of Significant Accounting Policies, continued

securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Effective January 1, 2008, the Funds adopted FASB Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s net assets as of December 31, 2008:

	Valuation Inputs
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Totals
Equity Income Fund – Investments in Securities	$35,113,463	0	0	$35,113,463
Growth Fund – Investments in Securities	$32,674,675	0	0	$32,674,675
Dynamic Growth Fund – Investments in Securities	$8,736,436	0	0	$8,736,436
Discipline Large-Cap Fund – Investments in Securities	$4,710,802	0	0	$4,710,802
Discipline Mid-Cap Fund – Investments in Securities	$30,931,753	0	0	$30,931,753
Discipline Small-Cap Fund – Investments in Securities	$5,378,193	0	0	$5,378,193
Realty Fund – Investments in Securities	$6,697,461	0	0	$6,697,461
International Fund – Investments in Securities	$1,779,471	0	0	$1,779,471
Fixed Income Fund – Investments in Securities	$1,547,586	$115,749,281	0	$117,296,867
Municipal Income Fund – Investments in Securities	$812,722	$14,041,613	0	$14,854,335

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in

NOTES TO THE FINANCIAL STATEMENTS

2)   Summary of Significant Accounting Policies, continued

securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the year ended December 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2005.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains. The balances of net assets, in total, are not affected by the reclassifications. For the fiscal year ended December 31, 2008, the Equity Income Fund redesignated distributions from net investment income to distributions from short-term capital gains in the amount of $4,352. For the Growth Fund, distributions in excess of capital gains of $97 were recorded as return of paid in capital, and distributions from net investment income were redesignated to distributions from short-term capital gains in the amount of $94. For the Dynamic Growth Fund, net investment loss of $12,921 was reclassified to paid in capital. For the Disciplined Large-Cap, Disciplined Mid-Cap, Disciplined Small-Cap, and Realty Funds, distributions in excess of current year earnings and profits in the amount of $6,097, $56,249, $5,566 and $87,958, respectively, were reclassified to paid in capital. For the Fixed Income Fund, $230 of distributions from net investment income were redesignated to distributions from short-term capital gains.

3)   Investment Advisory Agreements

The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses.

The Adviser received management fees for the year ended December 31, 2008 as indicated below. These fees are after the Adviser contractually waived part of the management fees on each of the Funds from the maximum of 1.00% (1.40% for the International Fund) as listed below. The Adviser removed the waiver for the Equity Income, Growth, Dynamic Growth, Disciplined Large-Cap, Disciplined Mid-Cap, Disciplined Small-Cap and Realty Funds on May 1, 2008. The Adviser intends the contractual fee waivers to be permanent for the Fixed Income and Municipal Income Funds, although the Adviser has the right to remove these fee waivers any time after April 30, 2009. The Adviser also intends the contractual fee waiver to be permanent for the International Fund, although the Adviser has the right to remove this fee waiver any time after April 30, 2010.

NOTES TO THE FINANCIAL STATEMENTS

3)   Investment Advisory Agreements, continued

Fund	Fee	Contractual Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waivers
Equity Income Fund	1.00%	0.05%*	0.95%	$258,641	$3,907
Growth Fund	1.00%	0.05%*	0.95%	$448,588	$8,133
Dynamic Growth Fund	1.00%	0.05%*	0.95%	$114,604	$1,922
Disciplined Large-Cap Fund	1.00%	0.05%*	0.95%	$78,001	$1,462
Disciplined Mid-Cap Fund	1.00%	0.05%*	0.95%	$643,545	$12,400
Disciplined Small-Cap Fund	1.00%	0.05%*	0.95%	$77,728	$1,412
Realty Fund	1.00%	0.05%*	0.95%	$110,574	$2,084
International Fund	1.40%	0.40%	1.00%	$969	$388
Fixed Income Fund	1.00%	0.15%	0.85%	$936,984	$165,350
Municipal Income Fund	1.00%	0.35%	0.65%	$85,613	$46,099

* These fee waivers were removed effective May 1, 2008.

At December 31, 2008, management fees payable to the Adviser amounted to: $26,376 for the Equity Income Fund, $26,834 for the Growth Fund, $7,184 for the Dynamic Growth Fund, $3,998 for the Disciplined Large-Cap Fund, $25,769 for the Disciplined Mid-Cap Fund, $4,234 for the Disciplined Small-Cap Fund, $5,431 for the Realty Fund, $969 for the International Fund, $84,795 for the Fixed Income Fund and $8,013 for the Municipal Income Fund.

4)   Related Party Transactions

All officers and one trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. Total compensation for the Trustees as a group was $35,000 for the year ended December 31, 2008, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of fourteen Funds: Growth Fund, Disciplined Mid-Cap Fund, Realty Fund, Fixed Income Fund, Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, Enhanced Return Fund, Equity Income Fund and International Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2008, client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion, held in aggregate 64.75% of the Equity Income Fund, 32.55% of the Growth Fund, 52.85% of the Dynamic Growth Fund, 65.79% of the Disciplined Large-Cap Fund, 66.86% of the Disciplined Mid-Cap Fund, 76.66% of the Disciplined Small-Cap Fund, 74.73% of the Realty Fund, 36.27% of the International Fund, 79.16% of the Fixed Income Fund, and 94.39% of the Municipal Income Fund in an omnibus account for the benefit of clients of Johnson Investment Counsel, Inc.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS

5)   Purchases and Sales of Securities

From January 1, 2008 through December 31, 2008, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Equity Income Fund	$37,858,365	$14,742,325	$0	$0
Growth Fund	$38,782,292	$40,216,785	$0	$0
Dynamic Growth Fund	$11,832,368	$8,762,256	$0	$0
Disciplined Large-Cap Fund	$8,300,966	$9,789,609	$0	$0
Disciplined Mid-Cap Fund	$72,648,414	$86,038,854	$0	$0
Disciplined Small-Cap Fund	$13,884,760	$13,541,585	$0	$0
Realty Fund	$371,254	$1,803,346	$0	$0
International Fund	$1,544,519	$0	$0	$0
Fixed Income Fund	$41,069,866	$12,079,867	$2,162,857	$13,569,768
Municipal Income Fund	$4,836,439	$2,162,021	$0	$0

6)   Share Transactions

As of December 31, 2008, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written or telephone request in proper form.

Share Transactions for the Period January 1 – December 31, 2008:

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund	Realty Fund	International Fund*	Fixed Income Fund	Municipal Income Fund
Shares Sold to Investors	1,677,744	280,461	288,891	49,521	112,272	58,834	21,477	110,329	1,481,909	360,251
Shares Issued on Reinvestment of Dividends	11,886	12,880	0	2,343	7,753	459	20,221	0	86,688	2,116
Subtotal	1,689,630	293,341	288,891	51,864	120,025	59,293	41,698	110,329	1,568,597	362,367
Shares Redeemed	(128,817)	(374,079)	(110,443)	(177,466)	(841,620)	(46,933)	(156,292)	(0)	(802,727)	(153,765)
Net Increase/ (Decrease) During Period	1,560,813	(80,738)	178,448	(125,602)	(721,595)	12,360	(114,594)	110,329	765,870	208,601
Shares Outstanding:
January 1, 2008 (Beginning of Period)	1,128,754	2,013,232	686,124	635,580	2,722,250	621,471	840,315	0*	6,464,194	717,479
December 31, 2008 (End of Period)	2,689,567	1,932,494	864,572	509,978	2,000,655	633,831	725,721	110,329	7,230,064	926,081
*	Date of Inception December 8, 2008

NOTES TO THE FINANCIAL STATEMENTS

7)   Security Transactions

As of December 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
Equity Income Fund	$41,446,415	$258,705	$(6,591,657)	$(6,332,952)
Growth Fund	$43,368,587	$621,151	$(11,315,063)	$(10,693,912)
Dynamic Growth Fund	$13,985,691	$220,053	$(5,469,308)	$(5,249,255)
Disciplined Large-Cap Fund	$7,553,649	$104,807	$(2,947,654)	$(2,842,847)
Disciplined Mid-Cap Fund	$48,218,399	$1,259,852	$(18,546,498)	$(17,286,646)
Disciplined Small-Cap Fund	$8,617,498	$383,217	$(3,622,522)	$(3,239,305)
Realty Fund	$6,049,458	$1,839,884	$(1,191,881)	$648,003
International Fund	$1,662,361	$141,488	$(24,378)	$117,110
Fixed Income Fund	$113,391,665	$5,138,340	$(1,233,138)	$3,905,202
Municipal Income Fund	$14,605,480	$346,146	$(97,291)	$248,855

The difference between book value and tax value unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and post-October losses for the following:

Fund	Due to Wash Sales	Due to Post-October Losses
Equity Income Fund	$695,574	$85,052
Growth Fund	$253,138
Dynamic Growth Fund	$177,467	$581,809
Disciplined Large-Cap Fund		$1,034,988
Disciplined Small-Cap Fund		$1,237,452
Realty Fund	$3,988

For the International Fund, the difference between book value and tax value unrealized appreciation (depreciation) is primarily attributable to the mark-to-market on the Passive Foreign Investment Companies in the amount of $3,486.

8)   Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)   Net Investment Income and Net Realized Capital Losses

As of December 31, 2008, the following Funds identified net realized capital loss carryforwards: the Disciplined Small-Cap Fund had accumulated net realized capital loss carryovers of ($63,465) expiring in 2014, ($180,780) expiring in 2015 and ($1,493,333) expiring in 2016; the Municipal Income Fund had accumulated net realized capital loss carryovers of ($159) expiring in 2015; the Equity Income Fund had accumulated net realized capital loss carryovers of ($1,257,382) expiring in 2016; the Growth Fund had accumulated net realized capital loss carryovers of ($120,124) expiring in 2016; the Dynamic Growth Fund had accumulated net realized capital loss carryovers of ($603,249) expiring in 2016; the Disciplined Large-Cap Fund had accumulated net realized capital loss carryovers of ($787,126) expiring in 2016; and the Disciplined Mid-Cap Fund had accumulated net realized capital loss carryovers of ($7,419,096) expiring in 2016. As of December 31, 2008, the Fixed Income Fund utilized prior year capital loss carryovers of ($117,614). To the extent that these Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers and may not be distributed.

NOTES TO THE FINANCIAL STATEMENTS

10)   Distributions to Shareholders

	Johnson Equity Income Fund		Johnson Growth Fund		Johnson Dynamic Growth Fund
	2008	2007	2008	2007	2008	2007
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$434,733	$213,198	$322,670	$235,213	$0	$0
Net Realized Long-Term Capital Gain	0	133,316	0	4,948,076	0	168,715
Net Realized Short-Term Capital Gain	4,352	498,831	94	754,402	0	109,786
Return of Capital	0	0	97	0	0	0
Total distributions paid	$439,085	$845,345	$322,861	$5,937,691	$0	$278,501
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$4,602		$0		$0
Capital Loss Carryforward	(1,257,382)		(120,124)		(603,249)
Unrealized Depreciation	(6,332,952)		(10,693,912)		(5,249,255)
Total distributable earnings on a tax basis	$(7,585,732)		$(10,814,036)		$(5,852,504)

	Johnson Disciplined Large-Cap Fund		Johnson Disciplined Mid-Cap Fund		Johnson Disciplined Small-Cap Fund
	2008	2007	2008	2007	2008	2007
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$57,062	$45,542	$300,008	$172,741	$10,394	$0
Net Realized Long-Term Capital Gain	0	232,668	0	7,860,423	0	0
Net Realized Short-Term Capital Gain	0	15,551	0	0	0	0
Return of Capital	6,097	0	56,249	0	5,566	0
Total distributions paid	$63,159	$293,761	356,257	$8,033,164	$15,960	$0
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward	$(787,126)		$(7,419,096)		$(1,737,578)
Unrealized Depreciation	(2,842,847)		(17,286,646)		(3,239,305)
Total distributable earnings on a tax basis	$(3,629,973)		$(24,705,742)		$(4,976,883)

NOTES TO THE FINANCIAL STATEMENTS

10)   Distributions to Shareholders, continued

	Johnson Realty Fund		Johnson International Fund	Johnson Fixed Income Fund		Johnson Municipal Income Fund
	2008	2007	2008	2008	2007	2008	2007
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$219,078	$357,086	$0	$4,285,378	$3,946,979	$433,906	$372,517
Net Realized Long-Term Capital Gain	263,971	2,132,016	0	400,708	0	0	0
Net Realized Short-Term Capital Gain	0	0	0	187,809	0	0	0
Return of Capital	87,958	0	0	0	0	0	0
Total distributions paid	$571,007	$2,489,102	$0	$4,873,895	$3,946,979	$433,906	$372,517
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$0		$2,879	$459		$3,997
Capital Loss Carryforward	0		0	0		(159)
Undistributed Long-Term Capital Gain	0		0	611		0
Unrealized Appreciation	648,003		117,110	3,905,202		248,855
Total distributable earnings on a tax basis	$648,003		$119,989	$3,906,272		$252,693

DISCLOSURE OF EXPENSES

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2008 (December 8, 2008 for the International Fund) and held through December 31, 2008.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value June 30, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 – December 31, 2008
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$774.58	$4.47
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Growth Fund
Actual Fund Return	$1,000.00	$677.52	$4.18
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Dynamic Growth Fund
Actual Fund Return	$1,000.00	$586.09	$3.81
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Disciplined Large-Cap Fund
Actual Fund Return	$1,000.00	$583.84	$3.85
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Disciplined Mid-Cap Fund
Actual Fund Return	$1,000.00	$508.72	$3.60
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Disciplined Small-Cap Fund
Actual Fund Return	$1,000.00	$607.45	$4.07
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Realty Fund
Actual Fund Return	$1,000.00	$634.57	$4.22
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,049.10	$4.29
Hypothetical Return	$1,000.00	$1,020.92	$4.33
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,034.42	$3.30
Hypothetical Return	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Growth, Dynamic Growth, Large-Cap, Mid-Cap, Small-Cap, and Realty Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

DISCLOSURE OF EXPENSES

	Beginning Account Value December 8, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period December 8, 2008 – December 31, 2008
Johnson International Fund**
Actual Fund Return	$1,000.00	$1,074.67	$0.68
Hypothetical Return	$1,000.00	$1,002.63	$0.66

**	Inception Date for the International Fund was December 8, 2008. Its expense is equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 24/365 (to reflect the number days the Fund was in operation). The expense ratio for the International Fund is 1.00%.

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Trustees
Johnson Mutual Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, and Johnson International Fund, ten of the series constituting Johnson Mutual Funds Trust, as of December 31, 2008, the related statement of operations for the period then ended, the statements of changes in net assets for each of the periods in the period then ended, and the financial highlights for each of the periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, and Johnson International Fund, of the Johnson Mutual Funds Trust, as of December 31, 2008, the results of their operations for the period then ended, the changes in their net assets for each of the periods indicated therein, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 25, 2009

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

Name, Address and Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (66) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	14	Director, Kendle International, Inc.
Independent Trustees
Ronald H. McSwain (66) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	14	None
Kenneth S. Shull (79) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	14	None
John R. Green (66) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	14	None
James J. Berrens (43) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Controller of MSA Inc. since 2006; Audit Manager of Grear & Company From 2001 to 2005	14	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Dale H. Coates (50) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (44) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	N/A	N/A
Scott J. Bischoff (42) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	N/A	N/A
Jennifer J. Kelhoffer (37) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006, Broker/Dealer Manager of Equity Analysts, Inc. from January 2002 to October 2005	N/A	N/A

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

National City Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Annual Report	December 31, 2008

♦	JIC Institutional Bond Fund I
♦	JIC Institutional Bond Fund II
♦	JIC Institutional Bond Fund III
♦	Johnson Enhanced Return Fund

Investment Adviser:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio  45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS	December 31, 2008

Table of Contents

Our Message to You	1

Performance Review and Management Discussion
JIC Institutional Bond Fund I	2
JIC Institutional Bond Fund II	3
JIC Institutional Bond Fund III	4
Johnson Enhanced Return Fund	5

Portfolio of Investments
JIC Institutional Bond Fund I	6
JIC Institutional Bond Fund II	7
JIC Institutional Bond Fund III	8
Johnson Enhanced Return Fund	9

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Change in Net Assets	12

Financial Highlights
JIC Institutional Bond Fund I	13
JIC Institutional Bond Fund II	14
JIC Institutional Bond Fund III	15
Johnson Enhanced Return Fund	16

Notes to the Financial Statements	17-21

Disclosure of Expenses	22

Additional Information	23

Report from Independent Registered Public Accounting Firm	24

Trustees and Officers Table	25

Trustees, Officers, Transfer Agent, Fund Accountant
Custodian, Auditors, Legal Counsel	Back Page

OUR MESSAGE TO YOU

February 15, 2009
Dear Shareholder,

We are pleased to present the Johnson Mutual Funds Trust (the “Funds”) 2008 Annual Report.  On the next several pages is commentary on each of the Funds for the year, as well as longer term performance as compared to the appropriate indices.  The remainder of the report provides the holdings of each Johnson Mutual Fund along with other audited financial data and notes.

2008 was an extremely difficult year for investors.  The Funds were performing very well through mid-year and then the bottom dropped out of the stock market in the fall.  The effects of the recession and financial crisis were felt across all industries and around the globe.  Investors worldwide experienced large declines, and there were almost no areas of the markets in which to hide. Unprecedented volatility that began in the second half of 2007 continued throughout 2008, achieving record highs in the second half of the year.  In the end the S&P 500 returned its worst calendar year performance since the 1930’s.  Continued problems in the credit markets brought the U.S. and global financial system to the brink of collapse. The availability of credit was not only reduced, but became non-existent in the second half of 2008 and is now gradually beginning to improve.  The bond market had a difficult year as investors fled non-treasury bonds, especially lower quality issuers, to purchase treasury bonds.  However, after a two month rally at the end of the year by higher quality bonds, the market returned to positive territory for 2008.

Responding to these negative indicators, governments worldwide attempted to mitigate the downward spiral by bailing out companies deemed to be in need of outside assistance.  Stimulus plans were also debated and implemented in various countries in an effort to jump start their economies.  In the U.S., the federal government intervened in a number of ways, and there was much debate as to the justification and effectiveness of these actions.  The first half of the $700 billion Troubled Asset Relief Program (TARP) was distributed in 2008, and in addition Congress and the new administration are debating how their stimulus package may create jobs, reverse the negative tide of the U.S. economy, and strengthen the critical financial system.  The Treasury Department and Federal Reserve have implemented and are considering additional aggressive policies in response to the challenges facing our economy and markets.

Looking forward to 2009, there are many reasons long term investors should be encouraged.  In the near term there will be more negative economic news, and a turnaround will probably be a few quarters into the future.  However, government stimulus combined with the forces of capitalism and free enterprise should gradually provide stability for credit markets and lead a return to economic growth.  But the problems are structural as well as worldwide, and they will not be over fast.  History has shown that the stock market tends to be one of the first indicators of an economic turnaround, leading the broader economy by about 6-9 months.  The U.S. has been in a recession since December of 2007, and we believe that the stock market is becoming attractively priced at levels that reflect the damage of the recession.  The near term will continue to be volatile, and attempting to predict where the market will ultimately bottom out is a fruitless exercise.  But we believe there is no reason to abandon the stock market, as there are many securities across various sectors and around the world that are poised for a rebound and reflect good value.

As always, we encourage investors to remain focused on the long-term and not the emotions elicited by the large daily swings of the stock markets and the negative headlines in the media.  We appreciate the confidence that you have placed in us to serve your investment needs.  Please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions.  Thank you.

Best regards,

Timothy E. Johnson, President
Johnson Mutual Funds

1

Performance Review – December 31, 2008

JIC Institutional Bond Fund I

JIC Institutional Bond Fund I provided solid returns for 2008 in a year of record volatility in stocks and lower quality bonds.  The Fund provided a 5.47% total return for the year compared to 5.19% for the Merrill Lynch 1-3 Year (no BBB) Government Corporate Index.

The year was marked by a substantial increase in risk and liquidity premiums across the capital markets.  Fear gripped the market as bail-outs, bankruptcies and defaults were a near daily occurrence in the September and October period.  Avoiding these pitfalls and having a thorough understanding of the fundamentals of the bonds owned in the portfolio were critical determinants of performance during the year.  The substantial price decline for lower quality corporate bonds and non-agency mortgage-backed securities came as a shock to many.

Additional positive influences on our performance for the year were maturity structure and high quality issue selection.  The Fund’s maturity structure added to performance with its longer than benchmark duration.  Even though our overweight to corporate bonds and underweight to Treasury bonds detracted somewhat from performance, the higher relative credit quality and superior issuer selection of our holdings was helpful.  Each security in the Fund is rated “A” or higher by Standard & Poors or Moodys, as indicated by the Quality Allocation Chart on this page.

We expect the difficult economic environment to continue for much of 2009.  Our expectation is for interest rates to remain low and for defaults to escalate.  However, much of the negative aspects of the current environment are already reflected in historically wide corporate yield spreads.  As we approach year-end and the economy can begin to improve, we expect some stabilization in interest rates and a return to more normal yield relationships.  Our portfolios are positioned to capitalize on this environment with a substantial allocation to high-quality corporate bonds.

Average Annual Total Returns As of December 31, 2008
	JIC Institutional Bond Fund I	Merrill Lynch 1-3 Year Gov't/Corp Index (No BBB)
One Year	5.47%	5.19%
Three Years	5.27%	5.40%
Five Years	3.81%	3.79%
Since Inception*	4.38%	4.76%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The Merrill Lynch 1-3 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.   A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

*Inception was August 31, 2000.
2

Performance Review – December 31, 2008

JIC Institutional Bond Fund II

JIC Fund II provided solid returns for 2008 in a year of record volatility in stocks and lower quality bonds.  The Fund provided a 6.89% total return for the year compared to 6.18% for the Merrill Lynch 3-5 Year (no BBB) Government Corporate Index.

The year was marked by a substantial increase in risk and liquidity premiums across the capital markets.  Fear gripped the market as bail-outs, bankruptcies and defaults were a near daily occurrence in the September and October period.  Avoiding these pitfalls and having a thorough understanding of the fundamentals of the bonds owned in the portfolio were critical determinants of performance during the year.  The substantial price decline for lower quality corporate bonds and non-agency mortgage-backed securities came as a shock to many.

Additional positive influences on our performance for the year were maturity structure and high quality issue selection.  The Fund’s maturity structure added to performance with its longer than benchmark duration.  Even though our overweight to corporate bonds and underweight to Treasury bonds detracted somewhat from performance, the higher relative credit quality and superior issuer selection of our holdings was helpful.  Each security in the Fund is rated “A” or higher by either Standard & Poors or by Moodys, as indicated by the Quality Allocation Chart on this page.

We expect the difficult economic environment to continue for much of 2009.  Our expectation is for interest rates to remain low and for defaults to escalate.  However, much of the negative aspects of the current environment are already reflected in historically wide corporate yield spreads.  As we approach year-end and the economy can begin to improve, we expect some stabilization in interest rates and a return to more normal yield relationships.  Our portfolios are positioned to capitalize on this environment with a substantial allocation to high-quality corporate bonds.

Average Annual Total Returns As of December 31, 2008
	JIC Institutional Bond Fund II	Merrill Lynch 3-5 Year Gov't/Corp Index (No BBB)
One Year	6.89%	6.18%
Three Years	5.97%	6.18%
Five Years	4.33%	4.39%
Since Inception*	5.39%	6.12%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3-5 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.  A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government/Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Inception was August 31, 2000.
3

Performance Review – December 31, 2008

JIC Institutional Bond Fund III

JIC Fund III provided solid returns for 2008 in a year of record volatility in stocks and lower quality bonds.  The Fund provided a 7.89% total return for the year compared to 7.61% for the Merrill Lynch 5-7 Year (no BBB) Government Corporate Index.

The year was marked by a substantial increase in risk and liquidity premiums across the capital markets.  Fear gripped the market as bail-outs, bankruptcies and defaults were a near daily occurrence in the September and October period.  Avoiding these pitfalls and having a thorough understanding of the fundamentals of the bonds owned in the portfolio were critical determinants of performance during the year.  The substantial price decline for lower quality corporate bonds and non-agency mortgage-backed securities came as a shock to many.

Even though our overweight to corporate bonds and underweight to Treasury bonds detracted somewhat from performance, the higher relative credit quality and superior issuer selection of our holdings was helpful.  Each security in the Fund is rated “A” or higher by either Standard & Poors or Moodys, as indicated by the Quality Allocation Chart on this page.

We expect the difficult economic environment to continue for much of 2009.  Our expectation is for interest rates to remain low and for defaults to escalate.  However, much of the negative aspects of the current environment are already reflected in historically wide corporate yield spreads.  As we approach year-end and the economy can begin to improve, we expect some stabilization in interest rates and a return to more normal yield relationships.  Our portfolios are positioned to capitalize on this environment with a substantial allocation to high-quality corporate bonds.

Average Annual Total Returns As of December 31, 2008
	JIC Institutional Bond Fund III	Merrill Lynch 5-7 Year Gov't/Corp Index (No BBB)
One Year	7.89%	7.61%
Three Years	6.39%	6.75%
Five Years	4.81%	5.12%
Since Inception*	5.99%	7.03%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.   The Merrill Lynch 5-7 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.  A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government/Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Inception was August 31, 2000.
4

Performance Review – December 31, 2008

Johnson Enhanced Return Fund

Overall, the total return for the Enhanced Return Fund fell 37.58% compared to a decline of 37.00% for the S&P 500.  The primary reasons for this modest underperformance compared to the benchmark was the rising cost of carry for the futures contracts (associated with the financial crisis that developed during the year), the increasing yield spread for many high quality corporate bonds, and the overall expenses of the Fund.  However, by utilizing the Chicago Board of Exchange for equity futures contracts rather than entering into contract swaps with specific financial institutions, and by emphasizing quality-rated corporate bonds rather than lower quality, the Fund’s net decline was somewhat mitigated.  In fact, during the very volatile fourth quarter of the year, this strategic approach to the Fund outperformed the market benchmark by 99 basis points.

The investment environment for 2008 was marked with significant volatility and risk aversion as investor fear swept through the markets.  Weakening global economic activity and a liquidity crisis for many financial institutions in the second half of the year led to this behavior.  As a result, the broad equity market declined substantially.  The drop in the S&P 500 for the year was the second largest calendar-year decline in the past century.  This has pushed down the valuations for many stocks to their lowest level in several decades.  The fixed income markets were also negatively impacted by this environment as the yields for most securities rose relative to U.S. Treasuries.  This increasing gap in the yield spread for bonds was somewhat offset by a decline in interest rates, especially in the fourth quarter of the year.

As 2008 came to a close, many of the risks that negatively impacted the relative performance of the Fund showed signs of reversing.  The lending rates among financial institutions that directly impact the cost of carrying futures contracts fell and was returning to near normal levels.  Corporate yield levels were also beginning to decline compared to treasuries, even as interest rates remain low.  The yield curve is positively sloped (longer maturity securities yield higher than shorter maturities) which is generally positive for the Fund’s strategy to add value to the equity market through a combination of futures contracts and a portfolio of fixed income securities.  Also, quality corporate yield spreads enter the year still above long-term norms and provide the potential for positive alpha.  Further reduction in risk premiums throughout the year would be additive to relative performance.

Average Annual Total Returns As of December 31, 2008
	Enhanced Return Fund	S&P 500 Index
One Year	-37.58%	-37.00%
Since Inception*	-8.63%	-8.35%

Bonds are rated by using the lower rating received from either Standard & Poor’s or Moody’s Rating Agencies.

Outperforming the Fund’s benchmark, the S&P 500 Composite Stock Price Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

*Fund inception was December 30, 2005
5

JIC Institutional Bond Fund I	Portfolio of Investments as of December 31, 2008

Fixed Income Securities – Bonds
	Face Value	Market Value
Finance
Associates Corporation, 7.950% Due 02/15/10	200,000	200,017
Fifth Third Bank Notes, 4.200% Due 02/23/10	1,200,000	1,155,067
JP Morgan Chase and Company Senior Subordinated Notes 6.7500% Due 02/01/11	230,000	235,903
Bank of America Corp Subordinated Notes, 7.400% Due 01/15/11	1,100,000	1,126,773
Bank of New York Notes, 4.950% Due 01/14/11	510,000	517,470
Citigroup Incorporated Notes, 5.125% Due 02/14/11	1,500,000	1,464,705
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,135,000	1,000,092
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	1,000,000	1,003,864
PNC Funding Corporation 7.5000% Due 11/01/09	620,000	619,243
US Bank NA Subordinated Notes, 6.375% Due 08/01/11	1,000,000	1,040,897
Wachovia Corporation, 5.350% Due 03/15/11	500,000	477,338
Wells Fargo Bank Subordinated Notes, 6.450% Due 02/01/11	500,000	518,521
Total Finance: 17.5%		$9,359,890

Industrial
Abbott Laboratories Senior Unsecured Notes 4.35% Due 3/15/14	900,000	903,904
Emerson Electric Corporation Senior Notes, 4.625% Due 10/15/12	1,125,000	1,119,387
General Electric Company Notes, 5.000% Due 02/01/13	800,000	809,772
General Electric Capital Corp Notes, 6.000% Due 06/15/12	2,000,000	2,053,680
IBM Corp, 4.75% Due 11/29/12	1,106,000	1,143,277
Pepsico Incorporated Senior Unsecured Notes, 4.650% Due 02/15/13	1,830,000	1,883,321
Target Corporation Notes, 6.350% Due 01/15/11	1,000,000	1,022,952
Wal-Mart Stores, 6.875%, Due 08/10/09	1,000,000	1,030,112
Total Industrial: 18.7%		$9,966,405

Utilities
Georgia Power Company Senior Notes, 4.000% Due 01/15/11	1,000,000	988,722
National Rural Utilities Collateral Trust, 4.375% Due 10/01/10	1,250,000	1,241,396
Total Utilities: 4.2%		$2,230,118

United States Government Agency Obligations
Federal Home Loan Bank, 4.875% Due 12/14/12	2,500,000	2,732,777
Federal National Mortgage Association, 3.600% Due 03/03/09	2,000,000	2,010,666
Federal National Mortgage Association, 4.125% Due 02/11/15	2,500,000	2,550,000
Federal National Mortgage Association, 5.125% Due 11/02/12	1,040,000	1,072,398
Federal Home Loan Mortgage Corporation, 3.900% Due 04/01/13	2,500,000	2,510,680
Tennessee Valley Authority, 5.6250% Due 01/18/11	1,000,000	1,068,580
Total United States Government Agency Obligations: 22.3%		$11,945,101

United States Government Agency Obligations - Mortgage-Backed Securities
Freddie Mac Gold MBS 7 Year Balloon, 5.000% Due 11/1/10	401,159	403,040
Freddie Mac Gold MBS 5 Year Balloon, 4.500% Due 12/01/09	434,680	436,032
Federal Home Loan Bank CMO Series 00-0582 Class H, 4.750% Due 10/25/10	1,232,543	1,241,075
Freddie Mac CMO Pool 2171 Class B, 6.279% Due 06/15/09	540,000	545,703
Fannie Mae 30 Year Mortgage Backed Security, 5.500% Due 01/01/37	1,304,793	1,339,303
Fed. Nat'l Mortgage Assoc. CMO Pool 2003-20 Class HR, 4.500% Due 10/25/16	360,806	364,738
Government Nat'l Mortgage Assoc. CMO Pool 2004-95 Class QA, 4.500% Due 3/20/34	610,782	623,286
Total United States Government Agency Obligations- Mortgage-Backed Securities: 9.3%		$4,953,177

United States Government Treasury Obligations
United States Treasury Note, 4.125% Due 08/13/12	2,000,000	2,212,502
United States Treasury Note, 4.875% Due 01/31/09	1,350,000	1,355,222
United States Treasury Note, 4.000% Due 11/15/12	2,000,000	2,220,782
United States Treasury Note, 4.000% Due 04/15/10	2,000,000	2,097,422
Total United States Government Treasury Obligations: 14.8%		$7,885,928

Municipal Bonds
Chicago Illinois General Obligation (AMBAC Insured) 6.00% Due 1/1/11	1,000,000	1,053,660
Sangamon & Christian Counties IL Community Unified School District, 4.000% Due 12/15/11	1,250,000	1,278,312
Indiana State Finance Authority Revenue 5.000% Due 11/1/13	500,000	550,910
Michigan Muni Bond Authority Revenue 5.000% Due 10/1/12	2,005,000	2,189,400
Total Municipal Bonds: 9.4%		$5,072,282

Total Fixed Income - Bonds: 96.2%		$51,412,901
(Fixed Income Identified Cost $50,414,745)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.01% yield *		1,330,431
Total Cash Equivalents: 2.5%		$1,330,431
(Cash Equivalents Identified Cost $1,330,431)

Total Portfolio Value: 98.7%		$52,743,332
(Total Portfolio Identified Cost $51,745,176)

Other Assets Less Liabilities 1.3%		670,987

Total Net Assets 100.0%.		$53,414,319

* Variable rate security, the coupon rate shown represents the rate as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

6

JIC Institutional Bond Fund II	Portfolio of Investments as of December 31, 2008

Fixed Income Securities – Bonds
	Face Value	Market Value
Finance
Allstate Corporation, 7.200% Due 12/01/09	500,000	505,569
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,000,000	890,294
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	959,604
Citigroup Incorporated Subordinated Notes, 5.000%, 09/15/14	1,000,000	880,636
Citigroup Incorporated Notes, 6.000%, 02/21/12	750,000	742,216
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/17	1,000,000	821,046
Key Bank NA Subordinated Notes, 5.800% Due 078/01/14	1,056,000	930,482
Morgan Stanley Dean Witter, 4.250% Due 05/15/10	830,000	813,982
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	490,000	373,733
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	640,000	652,353
US Bank, 6.375% Due 08/01/11	650,000	676,583
Wachovia Corp., 5.250% Due 08/01/14	1,180,000	1,100,483
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,000,000	977,309
Total Finance: 18.9%		$10,324,290

Industrial
Abbott Laboratories Senior Unsecured Notes, 5.600% Due 05/15/11	1,200,000	1,267,719
Becton Dickinson, 7.150% Due 10/01/09	1,000,000	1,010,508
General Electric Capital Corporation Notes 6.000% Due 06/15/12	1,550,000	1,591,602
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,061,326
IBM Corporation, 4.750% Due 11/29/12	1,100,000	1,137,074
Lowes Companies, Inc., 8.250% Due 06/01/10	390,000	405,261
Emerson Electric Corporation Notes, 5.850% Due 03/15/09	1,500,000	1,506,189
Target Corporation, 6.350% Due 01/15/11	400,000	409,181
United Technologies, 7.125% Due 11/15/10	1,054,000	1,122,913
Wal-Mart Stores, 6.875% Due 08/10/09	500,000	515,056
Total Industrial: 18.3%		$10,026,829

Utilities
Georgia Power Company Senior Notes, 5.125% Due 11/15/12	685,000	690,986
Alabama Power Company Senior Notes 5.200% Due 01/15/16	715,000	701,609
Bellsouth Capital Funding, 7.750% Due 02/15/10	500,000	517,677
Verizon Communications, 7.510% Due 04/01/09	500,000	501,871
National Rural Utilities, 5.700% Due 01/15/10	500,000	504,496
Total Utilities: 5.3%		$2,916,639

United States Government Agency Obligations
Federal Farm Credit Bank, 4.480% Due 08/24/12	1,600,000	1,733,131
Federal Home Loan Bank, 5.375% Due 05/18/16	500,000	569,746
Federal Home Loan Bank, 5.625% Due 11/15/11	1,500,000	1,672,194
Federal National Mortgage Assoc. Notes, 4.350% Due 05/29/13	1,020,000	1,032,309
Tennessee Valley Authority, 7.140% Due 05/23/12	150,000	173,764
Total United States Government Agency Obligations: 9.5%		$5,181,144

United States Government Agency Obligations - Mortgage Backed Securities
Freddie Mac Gold MBS 5 Year Balloon, 4.500% Due 12/01/09	434,680	436,032
Freddie Mac CMO Pool 2532 Class PG, 5.500% Due 07/15/31	1,350,000	1,371,861
Fed. Home Loan Mortg. Corp CMO Pool 2963 Cl. DM, 5.500% Due 08/15/33	1,875,000	1,918,076
Freddie Mac CMO Series 2985 Class GE, 5.500% Due 06/15/25	800,000	818,434
Fed. Home Loan Mortg. Corp CMO Pool 3098 Cl. KE, 5.500% Due 09/15/34	2,000,000	2,053,426
Freddie Mac CMO Pool 3174 Class PY, 5.000% Due 08/15/19	1,000,000	1,025,978
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500% Due 02/20/33	1,400,000	1,440,513
Total United States Government Agency Obligations - Mortgage Backed Securities: 16.6%		$9,064,320

United States Government Treasury Obligations
United States Treasury Bond, 4.000% Due 02/15/14	2,500,000	2,834,378
United States Treasury Note, 4.125% Due 05/15/15	2,000,000	2,294,376
United States Treasury Note, 4.250% Due 08/15/13	1,800,000	2,047,079
United States Treasury Bond, 4.500% Due 11/15/15	2,900,000	3,440,128
United States Treasury Note, 4.500% Due 04/30/12	1,200,000	1,329,376
United States Treasury Bond, 4.500% Due 02/15/16	1,000,000	1,177,501
Total United States Government Treasury Obligations: 24.0%		$13,122,838

Municipal Bonds
Hillsborough County Florida School District Sales Tax Revenue (AMBAC Insured) 4.000% Due 10/1/09	2,300,000	2,334,247
Total Municipal Bonds: 4.3%		$2,334,247

Total Fixed Income - Bonds: 96.9%		$52,970,307
(Fixed Income Identified Cost $50,968,814)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.01% yield *		1,102,597
Total Cash Equivalents: 2.0%		$1,102,597
(Cash Equivalents Identified Cost $1,102,597)

Total Portfolio Value: 98.9%		$54,072,904
(Total Portfolio Identified Cost $52,071,411)

Other Assets Less Liabilities 1.1%		$575,990

Total Net Assets 100.0%.		$54,648,894

* Variable rate security, the coupon rate shown represents the rate as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

7

JIC Institutional Bond Fund III	Portfolio of Investments as of December 31, 2008

Fixed Income Securities – Bonds
	Face Value	Market Value
Finance
Allstate Corporation, 7.200% Due 12/01/09	500,000	505,569
Citigroup Incorporated Notes, 6.000% Due 02/21/12	750,000	742,217
Associates Corporation, 7.950% Due 02/15/10	642,000	642,056
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/17	1,000,000	821,046
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,600,000	1,424,470
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	959,604
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,061,326
General Electric Capital Corporation, 6.000% Due 06/15/12	1,000,000	1,026,840
IBM Corporation Senior Unsecured Notes, 5.700% Due 09/14/17	1,820,000	1,949,138
J.P. Morgan and Company Subordinated Notes, 5.250% Due 01/30/13	1,000,000	976,199
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,056,000	930,482
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	1,000,000	762,721
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	500,000	509,651
Suntrust Banks Inc., 7.750% Due 05/01/10	500,000	506,205
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/14	980,000	913,961
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,650,000	1,612,560
Total Finance: 29.0%		$15,344,044

Industrial
Emerson Electric Corporation Senior Notes, 5.375% Due 10/15/17	1,117,000	1,150,770
General Electric Company Notes, 5.000% Due 02/01/13	500,000	506,108
Lowes Companies, Inc., 8.250% Due 06/01/10	500,000	519,565
Target Corporation, 6.350% Due 01/15/11	400,000	409,181
United Technologies Corporation Senior Notes, 5.375% Due 12/15/17	1,000,000	1,012,678
Wal-Mart Stores, 4.500% Due 07/01/15	1,000,000	1,013,500
Wal-Mart Stores, 6.875% Due 08/10/09	500,000	515,056
Washington Post, 5.500% Due 02/15/09	500,000	501,812
Total Industrial: 10.6%		$5,628,669

Utilities
Bellsouth Capital Funding, 7.750% Due 02/15/10	500,000	517,677
Georgia Power Company Unsubordinated Notes, 5.700% Due 06/01/17	425,000	425,676
GTE Corporation, 7.510% Due 04/01/09	500,000	501,871
National Rural Utilities Corporation Collateral Trust, 5.450% Due 04/10/17	800,000	717,307
National Rural Utilities Corporation Collateral Trust, 5.700% Due 01/15/10	500,000	504,496
Alabama Power Company Senior Notes 5.200% Due 1/15/16	715,000	701,609
Total Utilities: 6.4%		$3,368,635

United States Government Agency Obligations
Federal Farm Credit Bank, 4.480% Due 08/24/12	2,000,000	2,166,414
Federal Farm Credit Bank, 5.875% Due 10/03/16	2,025,000	2,424,686
Federal Home Loan Bank, 5.130% Due 05/24/13	800,000	889,178
Federal Home Loan Bank, 5.500% Due 12/11/13	1,000,000	1,141,403
Federal Home Loan Bank, 7.605% Due 02/25/15	500,000	532,813
Federal Home Loan Mortgage Corp., 4.375% Due 11/09/11	800,000	862,726
Federal Home Loan Mortgage Corp., 5.000% Due 07/15/14	500,000	563,980
Tennessee Valley Authority, 6.250% Due 12/15/17	500,000	613,179
Total United States Government Agency Obligations: 17.4%		$9,194,378

United States Government Agency Obligations - Mortgage Backed Securities
Federal Home Loan Mortgage Corp. Pool 2513 Class VK, 5.500% Due 09/15/13	1,016,263	1,032,703
Federal Home Loan Mortgage Corp., Pool 2877 Class AL, 5.000% Due 10/15/24	350,000	352,748
Federal Home Loan Mortgage Corp., Pool 2963 Class DM, 5.500% Due 08/15/33	2,000,000	2,045,948
Federal Home Loan Mortgage Corp., Pool 2985 Class GE, 5.500% Due 06/15/25	700,000	716,130
Federal National Mortgage Association DUS Pool 385365, 4.970% Due 08/01/09	1,000,000	1,000,333
Freddie Mac CMO, Pool 3174 Class PY, 5.000% Due 08/15/19	835,000	856,692
Freddie Mac CMO, Series 3289 Class ND, 5.500% Due 06/15/35	875,000	899,010
Government National Mortgage Association, 5.500% Due 02/15/17	190,040	198,850
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500% Due 02/20/33	1,000,000	1,028,938
Total United States Government Agency Obligations - Mortgage Backed Securities: 15.3%		$8,131,351

United States Government Treasury Obligations
United States Treasury Bond, 4.500% Due 02/15/16	2,200,000	2,590,502
United States Treasury Note, 4.625% Due 02/15/17	2,000,000	2,365,938
United States Treasury Note 4.000% Due 08/15/18	800,000	924,063
United States Treasury Bond, 4.250% Due 11/15/14	1,700,000	1,967,352
United States Treasury Note, 4.125 Due 05/15/15	2,000,000	2,294,376
Total United States Government Treasury Obligations: 19.2%		$10,142,232

Total Fixed Income - Bonds: 97.9%.		$51,809,309
(Fixed Income Identified Cost $49,739,234)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.01% yield *		471,106
Total Cash Equivalents: 0.9%		$471,106
(Cash Equivalents Identified Cost $471,106)

Total Portfolio Value: 98.8%		$52,280,415
(Total Portfolio Identified Cost $50,210,340)

Other Assets Less Liabilities 1.2%		$647,252

Total Net Assets 100.0%		$52,927,667

* Variable rate security, the coupon rate shown represents the rate as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

8

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2008

Fixed Income Securities – Bonds
	Face Value	Market Value
Finance
American Financial Group, 7.125% Due 04/15/09	180,000	182,005
American Express Senior Unsecured Notes, 5.250% Due 09/12/11	1,000,000	985,668
Bank of America Subordinated Notes, 7.125% Due 03/01/09	253,000	253,368
Bank of America Subordinated Notes, 7.125% Due 10/15/11	800,000	808,018
Bank of America Corporation, 7.500% Due 03/15/12	500,000	515,024
BB&T Corporation Subordinated Notes, 6.500% Due 08/01/11	1,000,000	1,012,783
Bank of New York Mellon, 6.375% Due 04/01/12	510,000	529,432
Duke-Weeks Realty Senior Notes, 7.750% Due 11/15/09	460,000	428,655
Equity Residential Properties Notes, 4.750% Due 06/15/09	355,000	348,822
Equity Residential Properties Notes, 6.950% Due 03/02/11	1,000,000	861,198
Fifth Third Bank Notes, 4.200% Due 02/23/10	1,250,000	1,203,195
Key Bank NA Subordinated Notes, 5.700% Due 08/15/12	1,010,000	895,329
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	500,000	501,932
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	355,000	361,852
Morgan Stanley Dean Witter Unsubordinated Note, 6.750% Due 04/15/11	1,000,000	984,435
Total Finance: 26.5%		$9,871,716

Industrial
Emerson Electric Company 4.5% Due 5/1/13	1,000,000	998,195
General Electric Capital Corp Notes, 6.000% Due 6/15/12	2,313,000	2,375,081
IBM Corp, 4.750% Due 11/29/12	1,141,000	1,179,456
Kellogg Corporation Senior Unsecured Notes, 5.125% Due 12/03/12	1,000,000	1,000,538
United Technologies Corporation Notes, 7.125% Due 11/15/10	444,000	473,030
Total Industrial: 16.1%		$6,026,300

Utilities
Wisconsin Power & Light Debentures, 7.625% Due 03/01/10	865,000	885,275
National Rural Utilities Collateral Trust, 4.375% Due 10/01/10	250,000	248,279
National Rural Utilities Collateral Trust, 5.700% Due 01/15/10	309,000	311,778
Alabama Power Company Notes, 4.700% Due 12/01/10	275,000	276,784
Total Utilities: 4.6%		$1,722,116

United States Government Agency Obligations - Mortgage Backed Securities
Freddie Mac 5 Year Balloon MBS, 4.500% Due 09/01/09	553,694	555,416
Freddie Mac Gold 7 Year Balloon, 4.500% Due 06/01/11	1,894,934	1,895,272
Freddie Mac Gold 7 Year Balloon, 4.500% Due 05/01/12	384,704	384,210
Federal Home Loan Bank CMO Series 00-0582 Cl. H, 4.750% Due 10/25/10	616,271	620,537
Fannie Mae CMO Pool 2006-54 Class PE, 6.000% Due 02/25/33	782,788	807,405
Federal National Mortgage CMO Pool 2003-20 Cl. HR, 4.500% Due 10/25/16	359,907	363,828
Gov't Nat'l Mortgage Assoc CMO - POOL 2004-95 Class QA, 4.5000% Due 03/20/34	2,076,657	2,119,171
Total United States Government Agency Obligations - Mortgage Backed Securities: 18.1%		$6,745,839

United States Government Treasury Obligations
United States Treasury Bill Zero% Due 04/09/09 (a) **	5,105,000	5,089,545
United States Treasury Bill Zero% Due 07/02/09 (a) **	120,000	119,889
Total United States Government Treasury Obligations: 14.0%		5,209,434

Total Fixed Income - Bonds: 79.3%		$29,575,405
(Fixed Income Identified Cost $29,951,724)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.01% yield *		7,019,397
Total Cash Equivalents: 18.8%		$7,019,397
(Cash Equivalents Identified Cost $7,019,397)

Total Portfolio Value: 98.1%		$36,594,802
(Total Portfolio Identified Cost $36,971,121)

Other Assets Less Liabilities 1.9%		$723,073

Total Net Assets: 100.0%.		$37,317,875

Futures Contracts	Long	Unrealized
	Contracts	Appreciation
E-mini Standard & Poors 500 expiring March 2009	819	$1,312,695
(Notional Value of $36,988,088)

* Variable rate security, the coupon rate shown represents the rate as of December 31, 2008.
** Non-income producing security
(a) - Pledged as collateral on Futures Contracts

The accompanying notes are an integral part of these financial statements.

9

JOHNSON MUTUAL FUNDS	December 31, 2008

Statement of Assets and Liabilities

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
Assets:
Investment Securities at Market Value*	$52,743,332	$54,072,904	$52,280,415	$36,594,802
Interest Receivable	686,971	591,387	659,199	246,516
Receivable for Variation Margin on Futures Contracts	0	0	0	487,305
Total Assets	$53,430,303	$54,664,291	$52,939,614	$37,328,623

Liabilities:
Accrued Management Fees	$12,184	$12,397	$11,947	$10,748
Fund Shares Redeemed Payable	3,800	3,000	0	0
Total Liabilities	$15,984	$15,397	$11,947	$10,748

Net Assets	$53,414,319	$54,648,894	$52,927,667	$37,317,875

Net Assets Consist of:
Paid in Capital	$53,406,239	$52,902,852	$50,856,689	$64,137,230
Accumulated Undistributed Net Investment Income (Loss)	476	591	416	9,251
Accumulated Undistributed Net Realized Gain (Loss) from Security Transactions & Futures	(990,552)	(256,042)	487	(27,764,982)
Net Unrealized Gain (Loss) on Investments	998,156	2,001,493	2,070,075	(376,319)
Net Unrealized Gain (Loss) on Futures Contracts	0	0	0	1,312,695

Net Assets	$53,414,319	$54,648,894	$52,927,667	$37,317,875

Shares Outstanding (Unlimited Amount Authorized)	3,558,425	3,506,368	3,383,718	4,147,030

Offering, Redemption and
Net Asset Value Per Share	$15.01	$15.59	$15.64	$9.00

*Identified Cost of Securities	$51,745,176	$52,071,411	$50,210,340	$36,971,121

The accompanying notes are an integral part of these financial statements.

10

JOHNSON MUTUAL FUNDS	December 31, 2008

Statement of Operations

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
	Year Ended 12/30/2008	Year Ended 12/30/2008	Year Ended 12/30/2008	Year Ended 12/30/2008
Investment Income:
Interest	$2,477,361	$2,640,652	$2,707,333	$2,177,190
Total Investment Income	$2,477,361	$2,640,652	$2,707,333	$2,177,190
Expenses:
Gross Management Fee	$164,727	$163,420	$155,540	$494,454
Total Expenses	$164,727	$163,420	$155,540	$494,454
Management Fee Waiver
(See accompanying note #3)	$(13,019)	$(12,916)	$(12,293)	$(321,395)
Net Expenses	$151,708	$150,504	$143,247	$173,059

Net Investment Income	$2,325,653	$2,490,148	$2,564,086	$2,004,131

Net Realized Gain (Loss) from Security Transactions	$153,259	$163,789	$732,845	$(137,067)
Net Realized (Loss) from Futures Contracts	0	0	0	(24,574,201)
Net Unrealized Gain (Loss) on Investments	404,226	977,954	693,932	(777,250)
Net Unrealized Gain on Futures Contracts	0	0	0	1,508,995

Net Gain (Loss) on Investments	$557,485	$1,141,743	$1,426,777	$(23,979,523)

Net Increase (Decrease) in Net Assets from Operations	$2,883,138	$3,631,891	$3,990,863	$(21,975,392)

The accompanying notes are an integral part of these financial statements.

11

JOHNSON MUTUAL FUNDS	December 31, 2008

Statement of Changes in Net Assets
	JIC Institutional Bond Fund I		JIC Institutional Bond Fund II		JIC Institutional Bond Fund III		Johnson Enhanced Return Fund
	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2008	Year Ended 12/31/2007
Operations:
Net Investment Income	$2,325,653	$2,466,229	$2,490,148	$2,668,624	$2,564,086	$2,710,986	$2,004,131	$2,547,970
Net Realized Gain (Loss) from Security Transactions	153,259	(62,197)	163,789	(122,658)	732,845	(75,533)	(137,067)	54,840
Net Realized Gain (Loss) from Futures Contracts	0	0	0	0	0	0	(24,574,201)	664,777
Net Unrealized Gain (Loss) on Investments	404,226	1,045,757	977,954	1,398,441	693,932	1,432,992	(777,250)	413,436
Net Unrealized Gain (Loss) on Futures Contracts	0	0	0	0	0	0	1,508,995	(724,716)
Net Increase (Decrease) in Net Assets from Operations	$2,883,138	$3,449,789	$3,631,891	$3,944,407	$3,990,863	$4,068,445	$(21,975,392)	$2,956,307

Distributions to Shareholders:
Net Investment Income	$(2,325,786)	$(2,466,113)	$(2,489,893)	$(2,668,613)	$(2,563,722)	$(2,710,934)	$(2,006,187)	$(2,485,889)
Net Realized Gain from Security Transactions	0	0	0	0	(603,471)	0	0	$(4,412,372)
Net (Decrease) in Assets from Distributions	$(2,325,786)	$(2,466,113)	$(2,489,893)	$(2,668,613)	$(3,167,193)	$(2,710,934)	$(2,006,187)	$(6,898,261)

Capital Share Transactions:
Proceeds From Sale of Shares	$7,018,364	$10,722,540	$6,069,083	$9,309,961	$5,884,829	$9,250,958	$5,000,000	$445,000
Net Asset Value of Shares Issued on Reinvestment of Distributions	0	0	0	0	603,471	0	2,006,187	6,898,261
Cost of Shares Redeemed	(14,135,335)	(9,401,193)	(12,821,645)	(8,169,595)	(11,989,048)	(7,670,450)	(333,516)	(1,137,640)
Net Increase (Decrease) in Assets from Capital Share Transactions	$(7,116,971)	$1,321,347	$(6,752,562)	$1,140,366	$(5,500,748)	$1,580,508	$6,672,671	$6,205,621

Net Change in Net Assets	$(6,559,619)	$2,305,023	$(5,610,564)	$2,416,160	$(4,677,078)	$2,938,019	$(17,308,908)	$2,263,667

Net Assets at Beginning of Period	$59,973,938	$57,668,915	$60,259,458	$57,843,298	$57,604,745	$54,666,726	$54,626,783	$52,363,116

Net Assets at End of Period	$53,414,319	$59,973,938	$54,648,894	$60,259,458	$52,927,667	$57,604,745	$37,317,875	$54,626,783

Including Accumulated Undistributed Net Investment Income	$476	$609	$591	$336	$416	$52	$9,251	$62,081

The accompanying notes are an integral part of these financial statements.

12

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund I:

	Year Ended December 31
	2008	2007	2006	2005	2004

Net Asset Value Beginning of Period	$14.84	$14.60	$14.54	$14.77	$15.05

Operations:
Net Investment Income	$0.62	$0.61	$0.56	$0.50	$0.47
Net Gains (Losses) on Securities (Realized and Unrealized)	$0.17	$0.24	$0.06	$(0.23)	$(0.26)
Total Operations	$0.79	$0.85	$0.62	$0.27	$0.21

Distributions:
Dividends from Net Investment Income	$(0.62)	$(0.61)	$(0.56)	$(0.50)	$(0.49)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	$(0.62)	$(0.61)	$(0.56)	$(0.50)	$(0.49)

Net Asset Value at End of Period	$15.01	$14.84	$14.60	$14.54	$14.77

Total Return(a)	5.47%	5.96%	4.39%	1.87%	1.45%

Net Assets End of Period (Millions)	$53.41	$59.97	$57.67	$56.40	$53.52

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.11%	4.14%	3.88%	3.43%	3.32%
Average Net Assets after Waiver	4.14%	4.16%

Portfolio Turnover Rate	29.25%	25.40%	26.22%	28.26%	40.71%

(a):  Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b):  In 2008 and 2007, the Adviser waived a portion of the 0.30% maximum management fee to sustain a net fee of 0.27% and 0.28%, respectively.  (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

13

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund II:

	Year Ended December 31
	2008	2007	2006	2005	2004

Net Asset Value Beginning of Period	$15.26	$14.94	$14.99	$15.36	$15.68

Operations:
Net Investment Income	$0.69	$0.68	$0.66	$0.63	$0.61
Net Gains (Losses) on Securities (Realized and Unrealized)	$0.33	$0.32	$(0.05)	$(0.37)	$(0.28)
Total Operations	$1.02	$1.00	$0.61	$0.26	$0.33

Distributions:
Dividends from Net Investment Income	$(0.69)	$(0.68)	$(0.66)	$(0.63)	$(0.65)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	$(0.69)	$(0.68)	$(0.66)	$(0.63)	$(0.65)

Net Asset Value at End of Period	$15.59	$15.26	$14.94	$14.99	$15.36

Total Return(a)	6.89%	6.87%	4.18%	1.71%	2.13%

Net Assets End of Period (Millions)	$54.65	$60.26	$57.84	$55.96	$53.38

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.42%	4.51%	4.43%	4.14%	4.17%
Average Net Assets after Waiver	4.45%	4.53%

Portfolio Turnover Rate	13.24%	16.41%	17.25%	23.35%	39.20%

(a):  Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b):  In 2008 and 2007, the Adviser waived a portion of the 0.30% maximum management fee to sustain a net fee of 0.27% and 0.28%, respectively. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

14

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund III:

	Year Ended December 31
	2008	2007	2006	2005	2004

Net Asset Value Beginning of Period	$15.40	$15.05	$15.21	$15.68	$15.95

Operations:
Net Investment Income	$0.75	$0.73	$0.73	$0.72	$0.71
Net Gains (Losses) on Securities (Realized and Unrealized)	$0.42	$0.35	$(0.16)	$(0.47)	$(0.20)
Total Operations	$1.17	$1.08	$0.57	$0.25	$0.51

Distributions:
Dividends from Net Investment Income	$(0.75)	$(0.73)	$(0.73)	$(0.72)	$(0.75)
Distributions from Net Realized Capital Gains	$(0.18)	$0.00	$0.00	$0.00	$(0.03)
Total Distributions	$(0.93)	$(0.73)	$(0.73)	$(0.72)	$(0.78)

Net Asset Value at End of Period	$15.64	$15.40	$15.05	$15.21	$15.68

Total Return(a)	7.89%	7.42%	3.92%	1.65%	3.31%

Net Assets End of Period (Millions)	$52.93	$57.60	$54.67	$51.61	$46.62

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.80%	4.83%	4.89%	4.70%	4.75%
Average Net Assets after Waiver	4.83%	4.85%

Portfolio Turnover Rate	12.59%	17.73%	14.71%	31.83%	14.48%

(a):  Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b):  In 2008 and 2007, the Adviser waived a portion of the 0.30% maximum management fee to sustain a net fee of 0.27% and 0.28%, respectively. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

15

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout the Period for the Johnson Enhanced Return Fund:

	Period Ended December 31
	2008	2007	2006	2005 *

Net Asset Value Beginning of Period	$15.03	$16.20	$15.00	$0.00

Operations:
Net Investment Income	$0.50	$0.78	$0.51	$0.00
Net Gains (Losses) on Securities and Futures Contracts (Realized and Unrealized)	$(6.03)	$0.14	$1.80	$0.00
Total Operations	$(5.53)	$0.92	$2.31	$0.00

Distributions:
Dividends from Net Investment Income	$(0.50)	$(0.76)	$(0.53)	$0.00
Distributions from Net Realized Capital Gains	$0.00	$(1.33)	$(0.58)	$0.00
Total Distributions	$(0.50)	$(2.09)	$(1.11)	$0.00

Net Asset Value at End of Period	$9.00	$15.03	$16.20	$15.00

Total Return(a)	(37.58%)	5.66%	15.59%	0.00%

Net Assets End of Period (Millions)	$37.32	$54.62	$52.36	$0.98

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.35%	0.35%	0.35%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.40%	4.00%	4.08%	0.00%
Average Net Assets after Waiver	4.05%	4.65%	4.73%	0.00%

Portfolio Turnover Rate	35.06%	37.32%	17.30%	0.00%

*  Commencement Date December 30, 2005
(a):  Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b):  In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.00%.  In 2006, 2007 and 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.35%.   (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

16

NOTES TO THE FINANCIAL STATEMENTS

1)  Organization:
The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund  (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as  amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III began offering their shares publicly on August 31, 2000.  The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005.

The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital.  The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)  Summary of Significant Accounting Policies:
Security Valuation and Transactions:
The investments in securities are stated at market value. Valuation is determined as of 4:00 p.m. Eastern time on each day that the Trust is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value.  Security transactions are accounted for on trade date.  Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Effective January 1, 2008, the Funds adopted FASB Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s net assets as of December 31, 2008:

	Valuation Inputs
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Totals
JIC Institutional Bond Fund I – Investments in Securities	$ 1,330,431	$ 51,412,901	0	$52,743,332
JIC Institutional Bond Fund II –Investments in Securities	$ 1,102,597	$ 52,970,307	0	$54,072,904
JIC Institutional Bond Fund III –Investments in Securities	$ 471,106	$ 51,809,309	0	$52,280,415
Enhanced Return Fund –
Investments in Securities	$ 7,019,397	$ 29,575,405	0	$36,594,802
Other Financial Instruments*	$ 0	$1,312,695	0	$ 1,312,695

*Other financial instruments are futures contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation on the contracts.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value exists, because fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

17

NOTES TO THE FINANCIAL STATEMENTS

Financial Futures Contracts:
Futures contracts held by the Enhanced Return Fund are valued using the settlement price established each day on the exchange on which they are traded.  The Enhanced Return Fund invests in stock index futures only for the replication of returns, not speculation.  Upon entering into a financial futures contract the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Balance of Net Due from Broker as of December 31, 2008:

Net variation margin receivable on futures contracts as of 12/31/08:	$487,305
Net Due from Broker:	$487,305

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how the Funds account for such activities and their effect on the Funds’ financial position, performance, and cash flows.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

Income Taxes:
It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:
As of and during the year ended December 31, 2008, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2005.

Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.  The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.  For the year ended December 31, 2008, there were no such reclassifications.

3)   Investment Advisory Agreement:
The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III pays the Adviser a management fee at the annual rate of 0.27%, after the contractual waiver described below, of the Fund's average daily net assets, which is accrued daily and paid monthly.  The Johnson Enhanced Return Fund pays the Advisor a management fee at the annual rate of 0.35%, after the contractual waiver described below, of the Fund’s average daily net assets.

The Adviser received management fees for the year ended December 31, 2008 as indicated below.   The Adviser has agreed to waive a part of the management fee for the JIC Institutional Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.27%.  The Adviser intends the fee waiver to be permanent, although the Adviser has the right to remove this fee waiver any time after December 31, 2009.  Also, the Adviser has agreed to waive a part of the management fee for the Enhanced Return Fund from a maximum of 1.00% to an effective fee ratio of 0.35%.  The Adviser intends the fee waiver to be permanent, although the Advisor has the right to remove this fee waiver any time after April 30, 2009.

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Waiver
JIC Institutional Bond Fund I	0.30%	0.03%	0.27%	$ 151,708	$ 13,019
JIC Institutional Bond Fund II	0.30%	0.03%	0.27%	$ 150,504	$ 12,916
JIC Institutional Bond Fund III	0.30%	0.03%	0.27%	$ 143,247	$ 12,293
Johnson Enhanced Return Fund	1.00%	0.65%	0.35%	$ 173,059	$321,395

18

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2008, management fees payable amounted to $12,184, $12,397, $11,947 and $10,748 for the JIC Institutional Bond I, JIC Institutional Bond II, JIC Institutional Bond III and Johnson Enhanced Return Funds, respectively.

4)  Related Party Transactions:
All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser.  Total compensation for the Trustees as a group was $35,000 for the year ended December 31, 2008, which was paid by the Adviser, and as a group they received no additional compensation from the Trust.  The Trust consists of fourteen Funds:  Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund.  The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2008, Covie and Company owned in aggregate 100% of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.  At December 31, 2008, client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion, held in aggregate 71.24% of the Enhanced Return Fund, and the R C Archdiocese of Indianapolis owned in aggregate 28.76% of the Enhanced Return Fund.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser.  Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds.  These services are paid for by the Adviser.

5)  Purchases and Sales of Securities:

For the year ended December 31, 2008, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$15,571,392	$15,535,338	$0	$4,617,714
JIC Institutional Bond Fund II	$7,071,033	$13,230,575	$0	$2,193,137
JIC Institutional Bond Fund III	$5,507,956	$5,768,692	$1,023,587	$6,486,701
Johnson Enhanced Return Fund	$12,245,731	$21,517,966	$1,831,152	$6,478,704

6)  Share Transactions:
As of December 31, 2008, there were an unlimited number of shares of beneficial interest authorized for each Fund.  Each Fund records purchases of its shares at the daily net asset value next determined after receipt of a shareholder's order in proper form.  Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written or telephone request in proper form.

Share Transactions for the Period January 1 – December 31, 2008:

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
Shares Sold to Investors	474,011	400,917	386,118	379,671
Shares Issued on Reinvestment of Dividends	0	0	38,462	168,430
Subtotal	474,011	400,917	424,580	548,101
Shares Redeemed	(956,160)	(844,435)	(780,526)	(36,291)
Net Increase/Decrease During Period	(482,149)	(443,518)	(355,946)	511,810
Shares Outstanding:
January 1, 2008 (Beginning of Period)	4,040,574	3,949,886	3,739,664	3,635,220
December 31, 2008 (End of Period)	3,558,425	3,506,368	3,383,718	4,147,030

7)  Security Transactions:
For Federal income tax purposes, the cost of investments owned on December 31, 2008 was the same as identified cost for the JIC Institutional Bond Funds.  For the Enhanced Return Fund, the difference between book value and tax value unrealized appreciation (depreciation) is primarily attributable to the mark to market on futures contracts and the tax deferral of post-October losses in the amounts of $1,312,695 and $2,667,891 respectively.  As of December 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$51,745,176	$1,268,606	$(270,450)	$998,156
JIC Institutional Bond Fund II	$52,071,411	$2,771,518	$(770,025)	$2,001,493
JIC Institutional Bond Fund III	$50,210,340	$2,997,980	$(927,905)	$2,070,075
Johnson Enhanced Return Fund	$39,639,012	$214,673	$(3,258,883)	$(3,044,210)

19

NOTES TO THE FINANCIAL STATEMENTS

8)  Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)  Net Investment Income and Net Realized Capital Losses:

As of December 31, 2008, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($795,991) expiring in 2010, ($18,453) expiring in 2011, ($9,554) expiring in 2012, ($88,244) expiring in 2013, ($16,113) expiring in 2014 and ($62,197) expiring in 2015.  To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2008, the JIC Institutional Bond Fund II had accumulated net realized capital loss carryovers of ($102,181) expiring in 2013, ($31,203) expiring in 2014 and ($122,658) expiring in 2015.   To the extent that the JIC Institutional Bond Fund II realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

During the year ended December 31, 2008, the JIC Institutional Bond Fund III utilized prior year capital loss carryovers in the amount of $128,887.

As of December 31, 2008, the Johnson Enhanced Return Fund had accumulated net realized capital loss carryovers of ($23,784,396) expiring in 2016. To the extent that the Johnson Enhanced Return Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

10)  Distributions to Shareholders:

JIC Institutional Bond Fund I
The tax character of distributions paid is as follows:	2008	2007
Distributions paid from:
Ordinary Income	$2,325,786	$2,466,113
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$2,325,786	$2,466,113

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$476
Capital Loss Carryforward	(990,552)
Unrealized Appreciation/(Depreciation)	998,156
Total distributable earnings on a tax basis	$8,080

JIC Institutional Bond Fund II
The tax character of distributions paid is as follows:	2008	2007
Distributions paid from:
Ordinary Income	$2,489,893	$2,668,613
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$2,489,893	$2,668,613

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$591
Capital Loss Carryforward	(256,042)
Unrealized Appreciation/(Depreciation)	2,001,493
Total distributable earnings on a tax basis	$1,746,042

JIC Institutional Bond Fund III
The tax character of distributions paid is as follows:	2008	2007
Distributions paid from:
Ordinary Income	$2,563,722	$2,710,934
Net Realized Long-Term Capital Gain	509,812	0
Net Realized Short-Term Capital Gain	93,659	0
Total distributions paid	$3,167,193	$2,710,934

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$663
Undistributed Long-Term Capital Gain	240
Unrealized Appreciation/(Depreciation)	2,070,075
Total distributable earnings on a tax basis	$2,070,978

20

NOTES TO THE FINANCIAL STATEMENTS

Johnson Enhanced Return Fund
The tax character of distributions paid is as follows:	2008	2007
Distributions paid from:
Ordinary Income	$2,006,187	$2,485,889
Net Realized Long-Term Capital Gain	0	2,639,107
Net Realized Short-Term Capital Gain	0	1,773,265
Total distributions paid	$2,006,187	$6,898,261

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$9,251
Unrealized Appreciation/(Depreciation)	(3,044,210)
Capital Loss Carryforward	(23,784,396)
Total distributable earnings on a tax basis	$(26,819,355)

On January 28, 2009, the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III paid monthly income distributions of $0.053, $0.061 and $0.066, respectively to shareholders of record on January 27, 2009.

21

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2008 and held through December 31, 2008.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

JIC Institutional Bond Fund I	Beginning Account Value June 30, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 – December 31, 2008
Actual	$1,000.00	$1,039.99	$1.37
Hypothetical	$1,000.00	$1,023.84	$1.38

JIC Institutional Bond Fund II	Beginning Account Value June 30, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 – December 31, 2008
Actual	$1,000.00	$1,056.23	$1.37
Hypothetical	$1,000.00	$1,023.84	$1.38

JIC Institutional Bond Fund III	Beginning Account Value June 30, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 – December 31, 2008
Actual	$1,000.00	$1,064.52	$1.36
Hypothetical	$1,000.00	$1,023.84	$1.38

Johnson Enhanced Return Fund	Beginning Account Value June 30, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 – December 31, 2008
Actual	$1,000.00	$712.69	$1.49
Hypothetical	$1,000.00	$1,023.44	$1.79
*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).    For the JIC Institutional Bond Funds I, II and III, the expense ratio is 0.27%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

22

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge:  (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at
513-661-3100 or 1-800-541-0170 or write us at:

     Johnson Mutual Funds
     3777 West Fork Road
     Cincinnati OH 45247

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees
Johnson Mutual Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments,  of JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund, four of the series constituting Johnson Mutual Funds Trust, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund, of the Johnson Mutual Funds Trust as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 25, 2009

24

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below.  Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees.  Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees.  The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

NAME, ADDRESS AND AGE		CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
INTERESTED TRUSTEE

Timothy E. Johnson (66) 3777 West Fork Road Cincinnati, Ohio 45247		President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	14	Director, Kendle International, Inc.

INDEPENDENT TRUSTEES

Ronald H. McSwain (66) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	14	None

Kenneth S. Shull (79) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	14	None

John R. Green (66) 3777 West Fork Rd. Cincinnati, OH 45247		Trustee	Since 2006	Retired from The Procter & Gamble Company	14	None

James J. Berrens (43) 3777 West Fork Rd Cincinnati, OH 45247		Trustee	Since 2006	Controller of MSA Inc. since 2006; Audit Manager of Grear & Company From 2001 to 2005	14	None

OFFICERS

Dale H. Coates (50) 3777 West Fork Road Cincinnati, Ohio 45247		Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A

Marc E. Figgins (44) 3777 West Fork Road Cincinnati, Ohio 45247		Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA

Scott J. Bischoff (42) 3777 West Fork Road Cincinnati, Ohio 45247	.	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA

Jennifer J. Kelhoffer (37) 3777 West Fork Road Cincinnati, Ohio 45247		Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006, Broker/Dealer Manager of Equity Analysts, Inc. from January 2002 to October 2005	NA	NA

25

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian
National City Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, the code of ethics was amended.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Not applicable.

(f)            The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

     Johnson Mutual Funds
     3777 West Fork Road
     Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC.  The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2007	$74,500.00
FY 2008	$86,000.00

(b)	Audit-Related Fees

	Registrant	Adviser

FY 2007	$0.00	$0.00
FY 2008	$0.00	$0.00

(c)	Tax Fees

	Registrant	Adviser

FY 2007	$12,350.00	$0.00
FY 2008	$17,000.00	$0.00

Nature of the services: The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser

FY 2007	$0.00	$0.00
FY 2008	$0.00	$0.00

(e)	(1)	Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All non-audit  services  were  pre-approved  by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f)  During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

 (g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2007	$12,350.00	$0.00
FY 2008	$17,000.00	$0.00

(h)           Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of February 26, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/Timothy E. Johnson
Timothy E. Johnson, President
Date March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Timothy E. Johnson
Timothy E. Johnson, President
Date March 10, 2009

By: /s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date March 10, 2009